UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21619
Nuveen Equity Premium Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN EQUITY PREMIUM INCOME FUND JPZ NUVEEN EQUITY PREMIUM OPPORTUNITY FUND JSN NUVEEN EQUITY PREMIUM ADVANTAGE FUND JLA NUVEEN EQUITY PREMIUM AND GROWTH FUND JPG

Attractive Monthly Distributions and a Measure of Downside
Protection from an Integrated Index Option and Equity Strategy

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities, real estate and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments, the Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight the managers’ pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JPZ, JSN, JLA, JPG

These Funds feature portfolio management by Gateway Investment Advisers, LLC, (Gateway). J. Patrick Rogers and Kenneth H. Toft serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius are co-portfolio managers for JPZ and JPG. Patrick joined Gateway in 1989 and is the firm’s Chief Executive Officer. Ken joined Gateway in 1992 and has been a Vice President and Portfolio Manager since 1997. Mike joined Gateway in 1999 and is currently Senior Vice President and Portfolio Manager. Here they talk about their management strategy and the performance of the Funds for the twelve-month period ended December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2008?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term federal funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

As a result of all these economic factors, the U.S. equity markets experienced significant turbulence during the period. The Dow Jones Industrial Average was down 32% for the year,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results of occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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the worst single year decline since 1931. The S&P 500 index was down 37%, its worst year since 1937.

As the economic contraction accelerated, widening swings in daily stock market prices sent volatility measures sharply upward, particularly in the fourth quarter of 2008. One of the most widely followed indicators of market volatility, the Chicago Board Options Exchange Volatility Index (VIX), peaked at an all-time closing high of 80.86 on November 20 after beginning the year at 22.50. Periodic spikes in the VIX coincided with a number of headline market events, including the bailout/restructuring of Bear Stearns in March, the bailout of Fannie Mae and Freddie Mac in July and the failure of Lehman Brothers in September. Late into the fourth quarter, the higher VIX levels were further reinforced by news of economic deterioration and a massive global government intervention on behalf of a host of financial services firms. As of year-end, the VIX stood at 40.00, its lowest value since the beginning of the fourth quarter, but near its pre-2008 closing peak of 45.08 in 2002.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE REPORTING PERIOD?

The core strategy employed in JPZ, JSN, JLA and JPG consists of an investment in a broadly diversified portfolio of equity securities that seeks to substantially track the price movement of a stock market index or a custom blend of stock market indexes. The primary purpose of each equity portfolio is to support the index option-based risk management strategy employed by each Fund.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500 Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500 Index and 25% NASDAQ-100 Index; JLA seeks to replicate a 50/50 blend of S&P 500 Index and NASDAQ-100 Index. JPZ, JSN and JLA actively sell listed index call options against their entire stock portfolios. JPG differs in that the index option hedging activity is applied to 80% of the value of the equity portfolio.

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HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JPZ, JSN, JLA and JPG, as well as comparative indexes, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

Average Annual Total Returns on Net Asset Value
For the twelve-month period ended 12/31/08

JPZ	–23.27%
S&P 500 Index[1]	–37.00%

JSN	–24.65%
Comparative Index[2]	–38.22%

JLA	–25.63%
Comparative Index[3]	–39.45%

JPG	–25.38%
S&P 500 Index[1]	–37.00%

1 The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market.

2 JSN’s comparative index performance is a blended return consisting of: 1) 75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

3 JLA’s comparative index performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index.

For the twelve months ended December 31, 2008, the total return on net asset value for each Fund outperformed its respective comparative index. All four Funds were able to benefit from the increased level of volatility the market experienced during this period. Higher volatility translated directly into higher prices for the index call options written (sold) by the Funds. This increased cash flow served two important purposes: first, more cash was available to support the Funds’ regular distributions, and second, the increased cash flow helped lower the risk profile of the Funds and help mitigate losses in difficult markets.

The overall negative equity market performance was the biggest constraint on the Funds’ returns through 2008. While the option strategy and the Funds’ cash flows were clear beneficiaries of heightened VIX levels, the S&P 500 Index was down 37% during 2008 and the NASDAQ 100 Index was down an even more dramatic 41.57%. The Funds’ equity portfolios could not escape the negative effects of these general market declines.

While the absolute return figures for the Funds were not positive for the year, the value of actively managing the index call options is evident when comparing the Funds’ returns to passive overwrite strategies. The S&P 500 Buywrite Monthly Index was down 28.65% for the year, and the CBOE NDX 100 Buywrite Index was down 37.61%. These hypothetical indexes consist of (1) owning the index stocks and (2) writing an at-the-money call option on each expiration date, as the previously-written option expires.

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Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Funds’ investment activities and portfolio investment value changes.

Each Fund reduced its quarterly distributions to shareholders twice during the course of 2008. Some of the factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099

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statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/08	JPZ	JSN	JLA	JPG

Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.39	$0.62	$0.92	$0.40
From short-term capital gains	0.00	0.00	0.00	0.00
From long-term capital gains	1.14	0.97	0.69	1.09
From return of capital	0.00	0.00	0.00	0.00

Total per share distribution	$1.53	$1.59	$1.61	$1.49

Distribution rate on NAV	12.00%	12.53%	12.91%	11.31%

Annualized total returns:
1-Year on NAV	-23.27%	-24.65%	-25.63%	-25.38%
Since inception on NAV	-0.67%	-1.04%	-2.27%	-3.70%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds’ Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, JPZ, JSN, JLA and JPG repurchased 127,300, 194,100, 126,500 and 134,300 common shares, respectively, representing approximately 0.3%, 0.3%, 0.5% and 0.8% of each Fund’s common shares outstanding, respectively.

As of December 31, 2008, the Funds’ share prices were trading relative to their NAVs as shown in the accompanying table:

	12/31/08	12-Month Average
	Discount	Discount

JPZ	-15.76%	-12.73%
JSN	-15.84%	-12.90%
JLA	-17.08%	-13.04%
JPG	-18.22%	-14.02%

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Fund Snapshot
Share Price	$10.74

Net Asset Value	$12.75

Premium/(Discount) to NAV	-15.76%

Current Distribution Rate[1]	12.29%

Net Assets ($000)	$491,706

Average Annual Total Return
(Inception 10/26/04)
	On Share
	Price	On NAV
1-Year	-26.73%	-23.27%

Since Inception	-5.21%	-0.67%

Industries
(as a % of total common stocks)
Oil, Gas & Consumable Fuels	12.1%

Pharmaceuticals	9.6%

Commercial Banks	6.7%

Diversified Telecommunication Services	5.0%

Industrial Conglomerates	3.7%

Software	3.6%

Household Products	3.5%

Tobacco	2.9%

Computers & Peripherals	2.9%

Food & Staples Retailing	2.9%

Aerospace & Defense	2.7%

Insurance	2.5%

Communications Equipment	2.3%

Energy Equipment & Services	2.1%

Semiconductors & Equipment	2.1%

Multi-Utilities	2.1%

Chemicals	2.0%

Beverages	1.8%

Biotechnology	1.8%

Internet Software & Services	1.7%

Health Care Providers & Services	1.7%

Machinery	1.7%

Real Estate Investment Trust	1.7%

Food Products	1.5%

Other	19.4%

JPZ Performance OVERVIEW	Nuveen Equity Premium Income Fund as of December 31, 2008

Fund Allocation (as a % of total net assets)

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Other assets less liabilities.

9

Fund Snapshot
Share Price	$10.68

Net Asset Value	$12.69

Premium/(Discount) to NAV	-15.84%

Current Distribution Rate[1]	12.58%

Net Assets ($000)	$841,579

Average Annual Total Return
(Inception 1/26/05)
	On Share
	Price	On NAV
1-Year	-26.64%	-24.65%

Since Inception	-5.85%	-1.04%

Industries
(as a % of total common stocks)
Oil, Gas & Consumable Fuels	8.3%

Pharmaceuticals	7.8%

Computers & Peripherals	6.8%

Software	6.3%

Communications Equipment	5.5%

Commercial Banks	5.0%

Biotechnology	4.4%

Semiconductors & Equipment	3.8%

Diversified Telecommunication Services	3.4%

Internet Software & Services	3.0%

Aerospace & Defense	2.6%

Household Products	2.4%

Industrial Conglomerates	2.3%

Media	2.2%

Food & Staples Retailing	2.2%

Tobacco	1.9%

Hotels, Restaurants & Leisure	1.9%

Energy Equipment & Services	1.8%

Beverages	1.8%

Specialty Retail	1.6%

Health Care Equipment & Supplies	1.5%

Health Care Providers & Services	1.5%

Machinery	1.5%

Multi-Utilities	1.4%

Other	19.1%

JSN Performance OVERVIEW	Nuveen Equity Premium Opportunity Fund as of December 31, 2008

Fund Allocation (as a % of total net assets)

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Other assets less liabilities.

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Fund Snapshot
Share Price	$10.34

Net Asset Value	$12.47

Premium/(Discount) to NAV	-17.08%

Current Distribution Rate[1]	12.80%

Net Assets ($000)	$323,971

Average Annual Total Return
(Inception 5/25/05)
	On Share
	Price	On NAV
1-Year	-29.22%	-25.63%

Since Inception	-7.82%	-2.27%

Industries
(as a % of total common stocks)
Software	9.5%

Computers & Peripherals	8.8%

Communications Equipment	7.9%

Biotechnology	6.2%

Oil, Gas & Consumable Fuels	5.9%

Semiconductors & Equipment	5.7%

Pharmaceuticals	5.6%

Internet Software & Services	4.2%

Commercial Banks	3.5%

Media	3.1%

Diversified Telecommunication Services	2.8%

Health Care Equipment & Supplies	2.1%

Hotels, Restaurants & Leisure	2.0%

Household Products	1.5%

Specialty Retail	1.5%

Electrical Equipment	1.4%

Food Products	1.3%

Machinery	1.3%

Food & Staples Retailing	1.3%

Aerospace & Defense	1.3%

IT Services	1.3%

Industrial Conglomerates	1.3%

Tobacco	1.3%

Other	19.2%

JLA Performance OVERVIEW	Nuveen Equity Premium Advantage Fund as of December 31, 2008

Fund Allocation (as a % of total net assets)

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Other assets less liabilities.

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Fund Snapshot
Share Price	$10.77

Net Asset Value	$13.17

Premium/(Discount) to NAV	-18.22%

Current Distribution Rate[1]	10.81%

Net Assets ($000)	$216,044

Average Annual Total Return
(Inception 11/22/05)
	On Share
	Price	On NAV
1-Year	-30.09%	-25.38%

Since Inception	-10.29%	-3.70%

Industries
(as a % of total common stocks)
Oil, Gas & Consumable Fuels	12.3%

Pharmaceuticals	11.1%

Commercial Banks	7.7%

Diversified Telecommunication Services	4.7%

Industrial Conglomerates	3.8%

Software	3.6%

Household Products	3.4%

Computers & Peripherals	3.0%

Insurance	2.8%

Tobacco	2.6%

Food & Staples Retailing	2.3%

Semiconductors & Equipment	2.3%

Communications Equipment	2.2%

Electric Utilities	2.1%

Aerospace & Defense	2.1%

Beverages	2.1%

Multi-Utilities	2.0%

Specialty Retail	1.9%

Energy Equipment & Services	1.9%

Machinery	1.8%

Real Estate Investment Trust	1.7%

Chemicals	1.7%

Food Products	1.6%

Other	19.3%

JPG Performance OVERVIEW	Nuveen Equity Premium and Growth Fund as of December 31, 2008

Fund Allocation (as a % of total net assets)

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Other assets less liabilities.

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Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Nuveen Equity Premium Income Fund Nuveen Equity Premium Opportunity Fund Nuveen Equity Premium Advantage Fund Nuveen Equity Premium And Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund and Nuveen Equity Premium and Growth Fund (the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2009

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JPZ	Nuveen Equity Premium Income Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 97.7%

	Aerospace & Defense – 2.6%

71,400	Boeing Company	$3,046,638
100,000	Honeywell International Inc.	3,283,000
32,182	Raytheon Company	1,642,569
90,400	United Technologies Corporation	4,845,440

	Total Aerospace & Defense	12,817,647
	Air Freight & Logistics – 0.4%

35,213	United Parcel Service, Inc., Class B	1,942,349
	Airlines – 0.3%

84,350	AMR Corporation, (2)	900,015
19,134	Continental Airlines, Inc., (2)	345,560

	Total Airlines	1,245,575
	Auto Components – 0.1%

21,000	American Axle and Manufacturing Holdings Inc.	60,690
30,296	Cooper Tire & Rubber	186,623

	Total Auto Components	247,313
	Automobiles – 0.3%

204,000	Ford Motor Company, (2)	467,160
321,342	General Motors Corporation	1,028,294
4,000	Harley-Davidson, Inc.	67,880

	Total Automobiles	1,563,334
	Beverages – 1.8%

112,303	Coca-Cola Company	5,083,957
67,177	PepsiCo, Inc.	3,679,284

	Total Beverages	8,763,241
	Biotechnology – 1.8%

50,643	Amgen Inc., (2)	2,924,633
21,483	Celgene Corporation, (2)	1,187,580
15,495	Genentech, Inc., (2)	1,284,690
63,427	Gilead Sciences, Inc., (2)	3,243,657

	Total Biotechnology	8,640,560
	Building Products – 0.1%

42,748	Masco Corporation	475,785
	Capital Markets – 0.6%

63,332	Charles Schwab Corporation	1,024,078
48,534	Jefferies Group, Inc.	682,388
19,500	Legg Mason, Inc.	427,245
59,400	Waddell & Reed Financial, Inc., Class A	918,324

	Total Capital Markets	3,052,035
	Chemicals – 1.9%

51,511	Dow Chemical Company	777,301
145,006	E.I. Du Pont de Nemours and Company	3,668,652
40,400	Eastman Chemical Company	1,281,084
42,998	Lubrizol Corporation	1,564,697
19,000	NL Industries Inc.	254,600
53,293	Olin Corporation	963,537
2,438	Potash Corporation of Saskatchewan	178,510
63,622	RPM International, Inc.	845,536

	Total Chemicals	9,533,917
	Commercial Banks – 6.6%

364,185	Bank of America Corporation	5,127,725
35,262	Comerica Incorporated	699,951

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Shares	Description (1)	Value
	Commercial Banks (continued)

51,540	HSBC Holdings PLC, Sponsored ADR	$2,508,452
248,521	JPMorgan Chase & Co.	7,835,867
47,788	Lloyds TSB Group PLC, Sponsored ADR	367,968
26,500	Merrill Lynch & Co., Inc.	308,460
239,395	Morgan Stanley	3,839,896
3,281	Toronto-Dominion Bank	117,689
39,483	TrustCo Bank Corporation NY	375,483
177,092	U.S. Bancorp	4,429,071
171,570	Wachovia Corporation	950,498
192,733	Wells Fargo & Company	5,681,769

	Total Commercial Banks	32,242,829
	Commercial Services & Supplies – 1.1%

3,800	Avery Dennison Corporation	124,374
90,141	Deluxe Corporation	1,348,509
3,809	Manpower Inc.	129,468
23,000	Pitney Bowes Inc.	586,040
6,100	Priceline.com Incorporated, (2)	449,265
8,500	R.R. Donnelley & Sons Company	115,430
42,509	Resources Connection, Inc., (2)	696,297
65,838	Waste Management, Inc.	2,181,871

	Total Commercial Services & Supplies	5,631,254
	Communications Equipment – 2.2%

18,403	ADTRAN, Inc.	273,837
8,994	Ciena Corporation, (2)	60,260
317,202	Cisco Systems, Inc., (2)	5,170,393
61,398	Corning Incorporated	585,123
11,875	JDS Uniphase Corporation, (2)	43,344
148,402	Motorola, Inc.	657,421
108,408	QUALCOMM Inc.	3,884,259
8,004	Research In Motion Limited, (2)	324,802

	Total Communications Equipment	10,999,439
	Computers & Peripherals – 2.8%

57,873	Apple, Inc., (2)	4,939,461
98,707	Dell Inc., (2)	1,010,760
94,079	EMC Corporation, (2)	985,007
77,871	International Business Machines Corporation (IBM)	6,553,623
10,613	McAfee Inc., (2)	366,891
33,400	Sun Microsystems Inc., (2)	127,588

	Total Computers & Peripherals	13,983,330
	Consumer Finance – 0.2%

67,197	Capitalsource Inc.	310,450
12,636	Discover Financial Services	120,421
5,500	MasterCard, Inc.	786,115

	Total Consumer Finance	1,216,986
	Containers & Packaging – 0.6%

65,543	Packaging Corp. of America	882,209
87,335	Sonoco Products Company	2,022,679

	Total Containers & Packaging	2,904,888
	Diversified Financial Services – 0.9%

289,785	Citigroup Inc.	1,944,457
8,700	CME Group, Inc.	1,810,557
30,707	New York Stock Exchange Euronext	840,758

	Total Diversified Financial Services	4,595,772
	Diversified Telecommunication Services – 4.9%

567,350	AT&T Inc.	16,169,474
2,019	FairPoint Communications Inc.	6,622
216,168	Frontier Communications Corporation	1,889,308
165,751	Verizon Communications Inc.	5,618,959
20,804	Windstream Corporation	191,397

	Total Diversified Telecommunication Services	23,875,760

15

JPZ	Nuveen Equity Premium Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Electric Utilities – 1.5%

30,527	Ameren Corporation	$1,015,328
34,781	Consolidated Edison, Inc.	1,354,024
26,923	Great Plains Energy Incorporated	520,422
60,787	OGE Energy Corp.	1,567,089
80,800	Pepco Holdings, Inc.	1,435,008
33,573	Progress Energy, Inc.	1,337,884
540	Southern Company	19,980

	Total Electric Utilities	7,249,735
	Electrical Equipment – 1.0%

122,241	Emerson Electric Company	4,475,243
14,000	Rockwell Automation, Inc.	451,360

	Total Electrical Equipment	4,926,603
	Electronic Equipment & Instruments – 0.0%

4,194	Garmin Limited	80,399
	Energy Equipment & Services – 2.1%

23,687	Diamond Offshore Drilling, Inc.	1,396,112
24,817	ENSCO International Incorporated	704,555
112,366	Halliburton Company	2,042,814
30,468	Patterson-UTI Energy, Inc.	350,687
81,576	Schlumberger Limited	3,453,112
18,961	Smith International, Inc.	434,017
46,500	Tidewater Inc.	1,872,555

	Total Energy Equipment & Services	10,253,852
	Food & Staples Retailing – 2.8%

22,609	Costco Wholesale Corporation	1,186,973
158,491	CVS Caremark Corporation	4,555,031
38,696	SUPERVALU INC	564,962
134,441	Wal-Mart Stores, Inc.	7,536,762

	Total Food & Staples Retailing	13,843,728
	Food Products – 1.5%

175,705	Kraft Foods Inc.	4,717,679
30,912	Monsanto Company	2,174,659
57,000	Sara Lee Corporation	558,030

	Total Food Products	7,450,368
	Gas Utilities – 1.1%

28,977	AGL Resources Inc.	908,429
62,810	Atmos Energy Corporation	1,488,597
81,800	Nicor Inc.	2,841,732

	Total Gas Utilities	5,238,758
	Health Care Equipment & Supplies – 0.5%

15,916	Hologic Inc., (2)	208,022
3,415	Intuitive Surgical, Inc., (2)	433,671
54,136	Medtronic, Inc.	1,700,953

	Total Health Care Equipment & Supplies	2,342,646
	Health Care Providers & Services – 1.7%

33,767	Brookdale Senior Living Inc.	188,420
15,450	Coventry Health Care, Inc., (2)	229,896
6,787	Henry Schein Inc., (2)	249,015
83,690	Kindred Healthcare Inc., (2)	1,089,644
6,700	Mentor Corporation	207,231
188,246	UnitedHealth Group Incorporated	5,007,344
28,558	Wellpoint Inc., (2)	1,203,149

	Total Health Care Providers & Services	8,174,699
	Health Care Technology – 0.0%

5,583	Cerner Corporation, (2)	214,666

16

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.3%

17,000	Carnival Corporation	$413,440
22,661	International Game Technology	269,439
3,272	Interval Leisure Group Inc., (2)	17,636
87,661	McDonald’s Corporation	5,451,638

	Total Hotels, Restaurants & Leisure	6,152,153
	Household Durables – 1.3%

4,100	Black & Decker Corporation	171,421
106,577	Newell Rubbermaid Inc.	1,042,323
12,400	Snap-on Incorporated	488,312
25,600	Stanley Works	872,960
105,743	Tupperware Corporation	2,400,366
29,254	Whirlpool Corporation	1,209,653

	Total Household Durables	6,185,035
	Household Products – 3.4%

53,200	Colgate-Palmolive Company	3,646,328
22,833	Kimberly-Clark Corporation	1,204,212
195,445	Procter & Gamble Company	12,082,409

	Total Household Products	16,932,949
	Industrial Conglomerates – 3.6%

24,726	3M Co.	1,422,734
870,466	General Electric Company	14,101,548
52,800	Genuine Parts Company	1,999,008
4,702	Siemens AG, Sponsored ADR	356,177

	Total Industrial Conglomerates	17,879,467
	Insurance – 2.5%

36,800	Allstate Corporation	1,205,568
158,387	American International Group, Inc.	248,668
24,591	Arthur J. Gallagher & Co.	637,153
208,366	Fidelity National Title Group Inc., Class A	3,698,497
12,500	Hartford Financial Services Group, Inc.	205,250
80,283	Lincoln National Corporation	1,512,532
72,500	Marsh & McLennan Companies, Inc.	1,759,575
46,000	Travelers Companies, Inc.	2,079,200
52,700	Unitrin, Inc.	840,038

	Total Insurance	12,186,481
	Internet & Catalog Retail – 0.3%

28,202	Amazon.com, Inc., (2)	1,446,199
3,272	Hosting Site Network, Inc., (2)	23,787
8,182	IAC/InterActiveCorp., (2)	128,703
3,272	Ticketmaster Online-Citysearch, Inc., (2)	21,006

	Total Internet & Catalog Retail	1,619,695
	Internet Software & Services – 1.7%

69,632	eBay Inc., (2)	972,063
17,417	Google Inc., Class A, (2)	5,358,340
158,937	United Online, Inc.	964,748
78,555	Yahoo! Inc., (2)	958,371

	Total Internet Software & Services	8,253,522
	IT Services – 1.0%

65,915	Automatic Data Processing, Inc.	2,593,096
6,564	Fidelity National Information Services	106,796
3,197	Lender Processing Services Inc.	94,152
62,662	Paychex, Inc.	1,646,757
34,100	Standard Register Company	304,513

	Total IT Services	4,745,314
	Leisure Equipment & Products – 0.1%

39,513	Eastman Kodak Company	259,996
7,900	Polaris Industries Inc.	226,335

	Total Leisure Equipment & Products	486,331

17

JPZ	Nuveen Equity Premium Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Machinery – 1.6%

75,600	Caterpillar Inc.	$3,377,052
7,568	Cummins Inc.	202,293
23,019	Deere & Company	882,088
13,600	Graco Inc.	322,728
16,555	Ingersoll Rand Company Limited, Class A	287,229
9,750	Parker Hannifin Corporation	414,765
57,827	SPX Corporation	2,344,885
12,000	Timken Company	235,560

	Total Machinery	8,066,600
	Media – 1.5%

44,982	CBS Corporation, Class B	368,403
185,412	Comcast Corporation, Class A	3,129,755
39,613	New York Times, Class A	290,363
26,741	Omnicom Group Inc.	719,868
182,679	Regal Entertainment Group, Class A	1,865,153
10,489	ValueClick, Inc., (2)	71,745
40,885	Walt Disney Company	927,681

	Total Media	7,372,968
	Metals & Mining – 1.2%

23,784	Alcoa Inc.	267,808
53,800	CONSOL Energy Inc.	1,537,604
32,000	Nucor Corporation	1,478,400
170,410	Southern Copper Corporation	2,736,785

	Total Metals & Mining	6,020,597
	Multiline Retail – 0.7%

13,000	Family Dollar Stores, Inc.	338,910
38,002	Federated Department Stores, Inc.	393,321
54,539	Nordstrom, Inc.	725,914
8,700	Sears Holding Corporation, (2)	338,169
41,660	Target Corporation	1,438,520

	Total Multiline Retail	3,234,834
	Multi-Utilities – 2.0%

125,900	Duke Energy Corporation	1,889,759
82,456	Integrys Energy Group, Inc.	3,543,959
29,095	National Fuel Gas Company	911,546
15,861	Northwestern Corporation	372,258
49,251	ONEOK, Inc.	1,434,189
64,378	Public Service Enterprise Group Incorporated	1,877,906

	Total Multi-Utilities	10,029,617
	Oil, Gas & Consumable Fuels – 11.8%

13,525	BP PLC, Sponsored ADR	632,159
217,900	Chevron Corporation	16,118,062
115,432	ConocoPhillips	5,979,378
70,259	Continental Resources Inc., (2)	1,455,064
10,017	EnCana Corporation	465,590
46,769	EOG Resources, Inc.	3,113,880
303,153	Exxon Mobil Corporation	24,200,703
43,228	Occidental Petroleum Corporation	2,593,248
6,924	Suncor Energy, Inc.	135,018
4,114	Total SA, Sponsored ADR	227,504
147,021	Valero Energy Corporation	3,181,534

	Total Oil, Gas & Consumable Fuels	58,102,140
	Paper & Forest Products – 0.3%

46,841	Weyerhaeuser Company	1,433,803
	Pharmaceuticals – 9.4%

114,336	Abbott Laboratories	6,102,112
248,402	Bristol-Myers Squibb Company	5,775,347
64,787	Eli Lilly and Company	2,608,972
17,216	GlaxoSmithKline PLC, Sponsored ADR	641,640
183,508	Johnson & Johnson	10,979,284
226,478	Merck & Co. Inc.	6,884,931

18

Shares	Description (1)	Value
	Pharmaceuticals (continued)

470,096	Pfizer Inc.	$8,325,400
32,315	Sanofi-Aventis, Sponsored ADR	1,039,250
80,878	Schering-Plough Corporation	1,377,352
70,188	Wyeth	2,632,752

	Total Pharmaceuticals	46,367,040
	Real Estate Investment Trust – 1.6%

46,493	Brandywine Realty Trust	358,461
65,884	CapLease Inc.	113,979
39,900	First Industrial Realty Trust, Inc.	301,245
39,146	Glimcher Realty Trust	110,000
21,000	Health Care REIT, Inc.	886,200
49,761	Healthcare Realty Trust, Inc.	1,168,388
96,015	Hospitality Properties Trust	1,427,743
116,913	HRPT Properties Trust	393,997
78,791	Lexington Corporate Properties Trust	393,955
26,149	Liberty Property Trust	596,982
17,263	Medical Properties Trust Inc.	108,930
42,953	Nationwide Health Properties, Inc.	1,233,610
27,000	Senior Housing Properties Trust	483,840
11,215	Sun Communities Inc.	157,010
61,650	U-Store-It Trust	274,343

	Total Real Estate Investment Trust	8,008,683
	Road & Rail – 0.6%

20,459	Burlington Northern Santa Fe Corporation	1,548,951
14,239	Norfolk Southern Corporation	669,945
19,766	Union Pacific Corporation	944,815

	Total Road & Rail	3,163,711
	Semiconductors & Equipment – 2.0%

26,657	Analog Devices, Inc.	507,016
113,228	Applied Materials, Inc.	1,147,000
46,600	Broadcom Corporation, Class A, (2)	790,802
276,691	Intel Corporation	4,056,290
16,140	Intersil Holding Corporation, Class A	148,327
10,165	Lam Research Corporation, (2)	216,311
44,326	Microchip Technology Incorporated	865,687
24,800	National Semiconductor Corporation	249,736
33,400	NVIDIA Corporation, (2)	269,538
115,500	Texas Instruments Incorporated	1,792,560

	Total Semiconductors & Equipment	10,043,267
	Software – 3.5%

48,441	Adobe Systems Incorporated, (2)	1,031,309
17,598	Akamai Technologies, Inc., (2)	265,554
15,237	Autodesk, Inc., (2)	299,407
36,768	Cognizant Technology Solutions Corporation, Class A, (2)	664,030
494,336	Microsoft Corporation	9,609,892
259,505	Oracle Corporation, (2)	4,601,024
10,500	Salesforce.com, Inc., (2)	336,105
26,139	VeriSign, Inc., (2)	498,732

	Total Software	17,306,053
	Specialty Retail – 1.4%

27,715	Abercrombie & Fitch Co., Class A	639,385
46,762	American Eagle Outfitters, Inc.	437,692
52,479	Best Buy Co., Inc.	1,475,185
82,758	Home Depot, Inc.	1,905,089
51,450	Limited Brands, Inc.	516,558
55,524	Lowe’s Companies, Inc.	1,194,876
5,000	Tiffany & Co.	118,150
20,462	TJX Companies, Inc.	420,903

	Total Specialty Retail	6,707,838

19

JPZ	Nuveen Equity Premium Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)				Value
	Textiles, Apparel & Luxury Goods – 0.4%

14,359	Cherokee Inc.				$249,129
27,238	VF Corporation				1,491,825

	Total Textiles, Apparel & Luxury Goods				1,740,954
	Thrifts & Mortgage Finance – 0.1%

60,610	New York Community Bancorp, Inc.				724,896
545	Tree.com Inc., (2)				1,417

	Total Thrifts & Mortgage Finance				726,313
	Tobacco – 2.9%

196,835	Altria Group, Inc.				2,964,335
215,447	Philip Morris International				9,374,099
31,534	Reynolds American Inc.				1,271,136
37,952	Vector Group Ltd.				516,906

	Total Tobacco				14,126,476
	Wireless Telecommunication Services – 0.1%

24,054	USA Mobility Inc., (2)				278,305

	Total Common Stocks (cost $586,602,825)				480,677,614

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.9%

$28,884	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $28,883,772, collateralized by $20,580,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $29,462,328	0.010%	1/02/09		$28,883,756

	Total Short-Term Investments (cost $28,883,756)				28,883,756

	Total Investments (cost $615,486,581) – 103.6%				509,561,370

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (3)	Date	Price	Value
	Call Options Written – (3.8)% (4)

(1,231)	S&P 500 Index	$(104,635,000)	1/17/09	$850	$(7,638,355)
(414)	S&P 500 Index	(37,260,000)	1/17/09	900	(1,119,870)
(665)	S&P 500 Index	(63,175,000)	1/17/09	950	(468,825)
(749)	S&P 500 Index	(67,410,000)	2/21/09	900	(3,666,355)
(783)	S&P 500 Index	(74,385,000)	2/21/09	950	(1,969,245)
(614)	S&P 500 Index	(58,330,000)	3/21/09	950	(2,348,550)
(761)	S&P 500 Index	(76,100,000)	3/21/09	1,000	(1,556,245)

(5,217)	Total Call Options Written (premiums received $23,243,839)	(481,295,000)			(18,767,445)

	Other Assets Less Liabilities – 0.2%				912,279

	Net Assets – 100%				$491,706,204

(1)	All percentages in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(4)	The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

20

JSN	Nuveen Equity Premium Opportunity Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 97.1%

	Aerospace & Defense – 2.5%

87,305	Boeing Company	$3,725,304
134,199	Honeywell International Inc.	4,405,753
27,539	Lockheed Martin Corporation	2,315,479
43,071	Northrop Grumman Corporation	1,939,918
48,781	Raytheon Company	2,489,782
114,660	United Technologies Corporation	6,145,776

	Total Aerospace & Defense	21,022,012
	Air Freight & Logistics – 0.7%

104,969	United Parcel Service, Inc., Class B	5,790,090
	Airlines – 0.3%

231,521	AMR Corporation, (2)	2,470,329
	Automobiles – 0.2%

412,672	General Motors Corporation	1,320,550
36,887	Harley-Davidson, Inc.	625,972

	Total Automobiles	1,946,522
	Beverages – 1.7%

185,607	Coca-Cola Company	8,402,429
110,981	PepsiCo, Inc.	6,078,429

	Total Beverages	14,480,858
	Biotechnology – 4.3%

171,098	Amgen Inc., (2)	9,880,910
89,907	Biogen Idec Inc., (2)	4,282,270
116,048	Celgene Corporation, (2)	6,415,133
45,376	Genentech, Inc., (2)	3,762,124
232,038	Gilead Sciences, Inc., (2)	11,866,423

	Total Biotechnology	36,206,860
	Capital Markets – 0.7%

164,993	Charles Schwab Corporation	2,667,937
41,795	Legg Mason, Inc.	915,728
21,543	UBS AG, (2)	308,065
136,190	Waddell & Reed Financial, Inc., Class A	2,105,497

	Total Capital Markets	5,997,227
	Chemicals – 1.3%

65,169	Dow Chemical Company	983,400
131,799	E.I. Du Pont de Nemours and Company	3,334,515
41,570	Eastman Chemical Company	1,318,185
72,000	Lubrizol Corporation	2,620,080
3,493	Potash Corporation of Saskatchewan	255,757
152,430	RPM International, Inc.	2,025,795

	Total Chemicals	10,537,732
	Commercial Banks – 4.8%

67,334	American Express Company	1,249,046
337,388	Bank of America Corporation	4,750,423
65,480	Fifth Third Bancorp.	540,865
74,909	First Horizon National Corporation	791,791
51,044	Goldman Sachs Group, Inc.	4,307,603
11,544	HSBC Holdings PLC, Sponsored ADR	561,846
4,932	Huntington BancShares Inc.	37,779
308,035	JPMorgan Chase & Co.	9,712,344
90,328	Lloyds TSB Group PLC, Sponsored ADR	695,526
158,201	Morgan Stanley	2,537,544
46,961	Toronto-Dominion Bank	1,684,491
263,201	U.S. Bancorp	6,582,657

21

JSN	Nuveen Equity Premium Opportunity Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Commercial Banks (continued)

87,894	Wachovia Corporation	$486,933
223,458	Wells Fargo & Company	6,587,542

	Total Commercial Banks	40,526,390
	Commercial Services & Supplies – 1.1%

24,027	Corporate Executive Board Company	530,036
88,588	Deluxe Corporation	1,325,276
57,452	Manpower Inc.	1,952,793
51,209	R.R. Donnelley & Sons Company	695,418
90,337	Resources Connection, Inc., (2)	1,479,720
97,220	Waste Management, Inc.	3,221,871

	Total Commercial Services & Supplies	9,205,114
	Communications Equipment – 5.3%

67,631	ADTRAN, Inc.	1,006,349
901,387	Cisco Systems, Inc., (2)	14,692,608
192,977	Corning Incorporated	1,839,071
55,800	Harris Corporation	2,123,190
19,554	Motorola, Inc.	86,624
550,042	QUALCOMM Inc.	19,708,005
124,769	Research In Motion Limited, (2)	5,063,126

	Total Communications Equipment	44,518,973
	Computers & Peripherals – 6.6%

313,801	Apple, Inc., (2)	26,782,915
258,787	Dell Inc., (2)	2,649,979
232,095	EMC Corporation, (2)	2,430,035
316,255	Hewlett-Packard Company	11,476,894
107,213	International Business Machines Corporation (IBM)	9,023,046
58,385	McAfee Inc., (2)	2,018,369
84,356	Network Appliance Inc., (2)	1,178,453

	Total Computers & Peripherals	55,559,691
	Consumer Finance – 0.2%

68,627	Discover Financial Services	654,015
76,610	SLM Corporation, (2)	681,829

	Total Consumer Finance	1,335,844
	Containers & Packaging – 0.7%

202,483	Packaging Corp. of America	2,725,421
126,709	Sonoco Products Company	2,934,580

	Total Containers & Packaging	5,660,001
	Diversified Consumer Services – 0.1%
35,825	Hillenbrand Inc.	597,561

	Diversified Financial Services – 1.1%

150,034	CIT Group Inc.	681,154
569,755	Citigroup Inc.	3,823,056
11,800	CME Group, Inc.	2,455,698
49,229	Eaton Vance Corporation	1,034,301
126,602	ING Groep N.V., Sponsored ADR	1,405,282

	Total Diversified Financial Services	9,399,491
	Diversified Telecommunication Services – 3.3%

711,379	AT&T Inc.	20,274,302
2,241	FairPoint Communications Inc.	7,350
42,575	Frontier Communications Corporation	372,106
197,528	Verizon Communications Inc.	6,696,199
23,838	Vimpel Communications, Sponsored ADR	170,680

	Total Diversified Telecommunication Services	27,520,637
	Electric Utilities – 1.2%

39,063	Ameren Corporation	1,299,235
94,002	Companhia Energetica de Minas Gerais, Sponsored ADR	1,291,587
113,425	Great Plains Energy Incorporated	2,192,505
92,646	OGE Energy Corp.	2,388,414

22

Shares	Description (1)	Value
	Electric Utilities (continued)

127,242	Pepco Holdings, Inc.	$2,259,818
24,280	Pinnacle West Capital Corporation	780,116

	Total Electric Utilities	10,211,675
	Electrical Equipment – 1.2%

52,963	Cooper Industries, Ltd., Class A	1,548,108
162,426	Emerson Electric Company	5,946,416
2,122	First Solar Inc., (2)	292,751
29,254	Hubbell Incorporated, Class B	956,021
39,140	Rockwell Automation, Inc.	1,261,874

	Total Electrical Equipment	10,005,170
	Electronic Equipment & Instruments – 0.4%

124,013	Gentex Corporation	1,095,035
51,356	Roper Industries Inc.	2,229,364

	Total Electronic Equipment & Instruments	3,324,399
	Energy Equipment & Services – 1.8%

45,800	Diamond Offshore Drilling, Inc.	2,699,452
37,042	ENSCO International Incorporated	1,051,622
193,639	Halliburton Company	3,520,357
58,578	Patterson-UTI Energy, Inc.	674,233
86,681	Schlumberger Limited	3,669,207
77,472	Tidewater Inc.	3,119,797

	Total Energy Equipment & Services	14,734,668
	Food & Staples Retailing – 2.1%

132,549	CVS Caremark Corporation	3,809,458
99,835	Kroger Co.	2,636,642
38,242	SUPERVALU INC.	558,333
62,071	Walgreen Co.	1,531,292
163,919	Wal-Mart Stores, Inc.	9,189,299

	Total Food & Staples Retailing	17,725,024
	Food Products – 1.2%

181,554	Kraft Foods Inc.	4,874,725
61,544	Monsanto Company	4,329,620
97,807	Sara Lee Corporation	957,531

	Total Food Products	10,161,876
	Gas Utilities – 1.0%

25,125	AGL Resources Inc.	787,669
149,706	Atmos Energy Corporation	3,548,032
121,756	Nicor Inc.	4,229,803

	Total Gas Utilities	8,565,504
	Health Care Equipment & Supplies – 1.5%

85,553	Baxter International Inc.	4,584,785
36,821	Hill Rom Holdings Inc.	606,074
163,169	Hologic Inc., (2)	2,132,619
15,043	Intuitive Surgical, Inc., (2)	1,910,311
104,115	Medtronic, Inc.	3,271,293

	Total Health Care Equipment & Supplies	12,505,082
	Health Care Providers & Services – 1.5%

51,887	Aetna Inc.	1,478,780
240,584	Brookdale Senior Living Inc.	1,342,459
22,283	Coventry Health Care, Inc., (2)	331,571
64,221	Express Scripts, Inc., (2)	3,530,871
24,265	Mentor Corporation	750,516
98,040	UnitedHealth Group Incorporated	2,607,864
57,698	Wellpoint Inc., (2)	2,430,817

	Total Health Care Providers & Services	12,472,878

23

JSN	Nuveen Equity Premium Opportunity Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.8%

69,390	International Game Technology	$825,047
5,770	Interval Leisure Group Inc., (2)	31,100
215,800	McDonald’s Corporation	13,420,602
15,122	Starwood Hotels & Resorts Worldwide, Inc.	270,684
23,112	Wynn Resorts Ltd, (2)	976,713

	Total Hotels, Restaurants & Leisure	15,524,146
	Household Durables – 0.8%

112,487	KB Home	1,532,073
185,735	Newell Rubbermaid Inc.	1,816,488
44,814	Stanley Works	1,528,157
52,780	Whirlpool Corporation	2,182,453

	Total Household Durables	7,059,171
	Household Products – 2.3%

60,709	Colgate-Palmolive Company	4,160,995
251,449	Procter & Gamble Company	15,544,577

	Total Household Products	19,705,572
	Industrial Conglomerates – 2.2%

44,468	3M Co.	2,558,689
856,674	General Electric Company	13,878,119
58,958	Genuine Parts Company	2,232,150

	Total Industrial Conglomerates	18,668,958
	Insurance – 1.1%

47,157	Allstate Corporation	1,544,863
172,660	American International Group, Inc.	271,076
41,263	Arthur J. Gallagher & Co.	1,069,124
197,780	Fidelity National Title Group Inc., Class A	3,510,595
107,129	Marsh & McLennan Companies, Inc.	2,600,021
593	Mercury General Corporation	27,272
13,802	Unitrin, Inc.	220,004

	Total Insurance	9,242,955
	Internet & Catalog Retail – 0.6%

77,504	Amazon.com, Inc., (2)	3,974,405
12,070	Hosting Site Network, Inc., (2)	87,749
33,905	IAC/InterActiveCorp., (2)	533,326
6,485	Ticketmaster Online-Citysearch, Inc., (2)	41,634

	Total Internet & Catalog Retail	4,637,114
	Internet Software & Services – 2.9%

4,160	Baidu.com, Inc., Sponsored ADR, (2)	543,171
200,021	Earthlink, Inc., (2)	1,352,142
202,141	eBay Inc., (2)	2,821,888
51,092	Google Inc., Class A, (2)	15,718,454
202,286	United Online, Inc.	1,227,876
203,616	Yahoo! Inc., (2)	2,484,115

	Total Internet Software & Services	24,147,646
	IT Services – 0.9%

99,002	Automatic Data Processing, Inc.	3,894,739
31,237	Fidelity National Information Services	508,226
15,383	Lender Processing Services Inc.	453,029
93,580	Paychex, Inc.	2,459,282

	Total IT Services	7,315,276
	Leisure Equipment & Products – 0.2%

86,552	Mattel, Inc.	1,384,832
15,485	Polaris Industries Inc.	443,645

	Total Leisure Equipment & Products	1,828,477
	Machinery – 1.4%

106,774	Caterpillar Inc.	4,769,595
23,240	Deere & Company	890,557
53,498	Graco Inc.	1,269,508
25,322	Joy Global Inc.	579,621

24

Shares	Description (1)	Value
	Machinery (continued)

76,240	SPX Corporation	$3,091,532
67,275	Timken Company	1,320,608

	Total Machinery	11,921,421
	Marine – 0.0%

31,233	Eagle Bulk Shipping Inc.	213,009
	Media – 2.2%

363,623	Comcast Corporation, Special Class A	5,872,511
101,917	New York Times, Class A	747,052
180,277	News Corporation, Class A	1,638,718
61,441	Omnicom Group Inc.	1,653,992
233,520	Regal Entertainment Group, Class A	2,384,239
637,542	Sirius XM Radio Inc., (2)	76,505
48,441	Viacom Inc., Class B, (2)	923,285
197,802	Walt Disney Company	4,488,127
159,513	Warner Music Group Corporation	481,729

	Total Media	18,266,158
	Metals & Mining – 0.7%

84,002	Alcoa Inc.	945,863
285,865	Southern Copper Corporation	4,590,992

	Total Metals & Mining	5,536,855
	Multiline Retail – 0.8%

54,366	Federated Department Stores, Inc.	562,688
94,749	Nordstrom, Inc.	1,261,109
47,965	Sears Holding Corporation, (2)	1,864,400
89,425	Target Corporation	3,087,845

	Total Multiline Retail	6,776,042
	Multi-Utilities – 1.3%

206,587	Duke Energy Corporation	3,100,871
88,459	National Fuel Gas Company	2,771,420
96,140	ONEOK, Inc.	2,799,597
85,674	Public Service Enterprise Group Incorporated	2,499,111

	Total Multi-Utilities	11,170,999
	Oil, Gas & Consumable Fuels – 8.1%

189,460	Chevron Corporation	14,014,356
2,610	CNOOC Limited, Sponsored ADR	248,576
110,089	ConocoPhillips	5,702,610
63,890	Delta Petroleum Corporation, (2)	304,116
485,656	Exxon Mobil Corporation	38,769,918
10,248	Hess Corporation	549,703
34,750	Occidental Petroleum Corporation	2,084,653
5,460	PetroChina Company Limited, Sponsored ADR	485,831
15,875	Royal Dutch Shell PLC, Class A	840,423
99,339	SandRidge Energy Inc., (2)	610,935
38,979	StatoilHydro ASA, Sponsored ADR	649,390
16,105	Suncor Energy, Inc.	314,048
96,615	XTO Energy, Inc.	3,407,611

	Total Oil, Gas & Consumable Fuels	67,982,170
	Pharmaceuticals – 7.6%

162,479	Abbott Laboratories	8,671,504
235,584	Bristol-Myers Squibb Company	5,477,328
97,936	Eli Lilly and Company	3,943,883
49,445	GlaxoSmithKline PLC, Sponsored ADR	1,842,815
201,516	Johnson & Johnson	12,056,702
376,271	Merck & Co. Inc.	11,438,638
724,005	Pfizer Inc.	12,822,129
138,221	Schering-Plough Corporation	2,353,904
145,784	Wyeth	5,468,358

	Total Pharmaceuticals	64,075,261

25

JSN	Nuveen Equity Premium Opportunity Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Real Estate Investment Trust – 1.2%

57,977	Apartment Investment & Management Company, Class A	$669,634
70,937	Brandywine Realty Trust	546,924
37,509	CBL & Associates Properties Inc.	243,809
114,294	DCT Industrial Trust Inc.	578,328
26,265	Developers Diversified Realty Corporation	128,173
60,137	Health Care REIT, Inc.	2,537,781
89,707	Lexington Corporate Properties Trust	448,535
49,877	Liberty Property Trust	1,138,692
112,648	Nationwide Health Properties, Inc.	3,235,251
136,993	U-Store-It Trust	609,619

	Total Real Estate Investment Trust	10,136,746
	Road & Rail – 0.2%

48,329	Union Pacific Corporation	2,310,126
	Semiconductors & Equipment – 3.7%

92,590	Altera Corporation	1,547,179
106,522	Analog Devices, Inc.	2,026,048
255,895	Applied Materials, Inc.	2,592,216
139,340	Broadcom Corporation, Class A, (2)	2,364,600
899,268	Intel Corporation	13,183,269
28,351	Intersil Holding Corporation, Class A	260,546
77,047	Linear Technology Corporation	1,704,280
95,116	Marvell Technology Group Ltd., (2)	634,424
122,986	National Semiconductor Corporation	1,238,469
208,316	Texas Instruments Incorporated	3,233,064
133,163	Xilinx, Inc.	2,372,965

	Total Semiconductors & Equipment	31,157,060
	Software – 6.1%

338,041	Activision Blizzard Inc., (2)	2,920,674
194,048	Adobe Systems Incorporated, (2)	4,131,282
35,886	Akamai Technologies, Inc., (2)	541,520
75,849	Autodesk, Inc., (2)	1,490,433
1,345,399	Microsoft Corporation	26,154,557
719,792	Oracle Corporation, (2)	12,761,912
41,248	SAP AG, Sponsored ADR	1,494,003
89,065	VeriSign, Inc., (2)	1,699,360

	Total Software	51,193,741
	Specialty Retail – 1.5%

25,307	Abercrombie & Fitch Co., Class A	583,832
65,590	American Eagle Outfitters, Inc.	613,922
96,787	Best Buy Co., Inc.	2,720,683
70,867	CarMax, Inc., (2)	558,432
91,615	Gap, Inc.	1,226,725
143,178	Home Depot, Inc.	3,295,958
132,963	Limited Brands, Inc.	1,334,949
114,558	Lowe’s Companies, Inc.	2,465,288

	Total Specialty Retail	12,799,789
	Thrifts & Mortgage Finance – 0.3%

187,079	New York Community Bancorp, Inc.	2,237,465
2,011	Tree.com Inc., (2)	5,229

	Total Thrifts & Mortgage Finance	2,242,694
	Tobacco – 1.9%

198,523	Altria Group, Inc.	2,989,756
42,914	Lorillard Inc.	2,418,204
198,523	Philip Morris International	8,637,736
45,154	Reynolds American Inc.	1,820,158

	Total Tobacco	15,865,854
	Wireless Telecommunication Services – 0.5%

83,549	China Mobile Hong Kong Limited, Sponsored ADR	4,248,470

	Total Common Stocks (cost $961,798,390)	816,507,318

26

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.7%

$48,244	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $48,244,346, collateralized by $36,055,000 U.S. Treasury Bonds, 4.500%, due 2/15/36, value $49,215,075	0.010%	1/02/09		$48,244,319

	Total Short-Term Investments (cost $48,244,319)				48,244,319

	Total Investments (cost $1,010,042,709) – 102.8%				864,751,637

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (3)	Date	Price	Value
	Call Options Written – (3.5)% (4)

(882)	Mini-NDX 100 Index	$(10,143,000)	1/17/09	$115	$(601,965)
(968)	Mini-NDX 100 Index	(11,616,000)	1/17/09	120	(348,480)
(967)	Mini-NDX 100 Index	(12,571,000)	1/17/09	130	(57,053)
(881)	Mini-NDX 100 Index	(10,572,000)	2/21/09	120	(599,080)
(1,220)	Mini-NDX 100 Index	(15,860,000)	2/21/09	130	(347,090)
(1,299)	Mini-NDX 100 Index	(17,536,500)	2/21/09	135	(194,850)
(1,299)	Mini-NDX 100 Index	(17,536,500)	3/21/09	135	(389,700)
(125)	NASDAQ 100 Index	(14,375,000)	1/17/09	1,150	(853,125)
(141)	NASDAQ 100 Index	(16,920,000)	1/17/09	1,200	(509,715)
(141)	NASDAQ 100 Index	(18,330,000)	1/17/09	1,300	(61,335)
(239)	NASDAQ 100 Index	(33,460,000)	1/17/09	1,400	(10,158)
(126)	NASDAQ 100 Index	(15,120,000)	2/21/09	1,200	(853,650)
(55)	NASDAQ 100 Index	(7,150,000)	2/21/09	1,300	(139,425)
(77)	NASDAQ 100 Index	(10,395,000)	2/21/09	1,350	(115,115)
(77)	NASDAQ 100 Index	(10,395,000)	3/21/09	1,350	(229,460)
(1,575)	S&P 500 Index	(133,875,000)	1/17/09	850	(9,772,875)
(604)	S&P 500 Index	(54,360,000)	1/17/09	900	(1,633,820)
(837)	S&P 500 Index	(79,515,000)	1/17/09	950	(590,085)
(963)	S&P 500 Index	(86,670,000)	2/21/09	900	(4,713,885)
(962)	S&P 500 Index	(91,390,000)	2/21/09	950	(2,419,430)
(794)	S&P 500 Index	(75,430,000)	3/21/09	950	(3,037,050)
(969)	S&P 500 Index	(96,900,000)	3/21/09	1,000	(1,981,605)

(15,201)	Total Call Options Written (premiums received $40,820,889)	(840,120,000)			(29,458,951)

	Other Assets Less Liabilities – 0.7%				6,285,838

	Net Assets – 100%				$841,578,524

(1)	All percentages in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(4)	The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

27

JLA	Nuveen Equity Premium Advantage Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 95.2%

	Aerospace & Defense – 1.3%

26,200	Boeing Company	$1,117,954
41,300	Honeywell International Inc.	1,355,879
29,966	United Technologies Corporation	1,606,178

	Total Aerospace & Defense	4,080,011
	Air Freight & Logistics – 0.5%

31,710	United Parcel Service, Inc., Class B	1,749,124
	Airlines – 0.5%

80,017	Delta Air Lines, Inc., (2)	916,995
44,700	Lan Airlines S.A., Sponsored ADR	359,835
48,013	Southwest Airlines Co.	413,872

	Total Airlines	1,690,702
	Auto Components – 0.1%

41,333	American Axle and Manufacturing Holdings Inc.	119,452
49,461	Cooper Tire & Rubber	304,680

	Total Auto Components	424,132
	Automobiles – 0.3%

374,095	Ford Motor Company, (2)	856,678
14,900	Harley-Davidson, Inc.	252,853

	Total Automobiles	1,109,531
	Beverages – 1.0%

39,700	Coca-Cola Company	1,797,219
28,800	PepsiCo, Inc.	1,577,376

	Total Beverages	3,374,595
	Biotechnology – 5.9%

70,655	Amgen Inc., (2)	4,080,326
67,000	Celgene Corporation, (2)	3,703,760
12,600	Cephalon, Inc., (2)	970,704
32,799	Genzyme Corporation, (2)	2,176,870
158,520	Gilead Sciences, Inc., (2)	8,106,713

	Total Biotechnology	19,038,373
	Capital Markets – 0.8%

27,452	Bank of New York Company, Inc.	777,715
72,720	Charles Schwab Corporation	1,175,882
51,000	Waddell & Reed Financial, Inc., Class A	788,460

	Total Capital Markets	2,742,057
	Chemicals – 0.4%

12,674	Dow Chemical Company	191,251
44,813	E.I. Du Pont de Nemours and Company	1,133,769

	Total Chemicals	1,325,020
	Commercial Banks – 3.4%

18,700	American Express Company	346,885
133,993	Bank of America Corporation	1,886,621
38,433	FirstMerit Corporation	791,335
9,100	Goldman Sachs Group, Inc.	767,949
89,700	JPMorgan Chase & Co.	2,828,241
73,513	Lloyds TSB Group PLC, Sponsored ADR	566,050
35,700	Morgan Stanley	572,628
10,376	Toronto-Dominion Bank	372,187
63,800	U.S. Bancorp	1,595,638
40,776	Wells Fargo & Company	1,202,076

	Total Commercial Banks	10,929,610

28

Shares	Description (1)	Value
	Commercial Services & Supplies – 1.0%

4,940	Corporate Executive Board Company	$108,976
32,672	Deluxe Corporation	488,773
20,400	Manpower Inc.	693,396
29,775	Pitney Bowes Inc.	758,667
24,714	R.R. Donnelley & Sons Company	335,616
26,700	Resources Connection, Inc., (2)	437,346
17,200	Robert Half International Inc.	358,104

	Total Commercial Services & Supplies	3,180,878
	Communications Equipment – 7.5%

459,280	Cisco Systems, Inc., (2)	7,486,264
33,878	Comverse Technology, Inc., (2)	212,076
59,568	Corning Incorporated	567,683
29,400	Harris Corporation	1,118,670
323,872	QUALCOMM Inc.	11,604,334
85,167	Research In Motion Limited, (2)	3,456,077

	Total Communications Equipment	24,445,104
	Computers & Peripherals – 8.4%

213,906	Apple, Inc., (2)	18,256,877
47,100	EMC Corporation, (2)	493,137
100,200	Hewlett-Packard Company	3,636,258
43,935	International Business Machines Corporation (IBM)	3,697,570
23,041	McAfee Inc., (2)	796,527
61,900	Sun Microsystems Inc., (2)	236,458

	Total Computers & Peripherals	27,116,827
	Consumer Finance – 0.1%

22,760	SLM Corporation, (2)	202,564
	Containers & Packaging – 0.4%

43,903	Packaging Corp. of America	590,934
24,900	Sonoco Products Company	576,684

	Total Containers & Packaging	1,167,618
	Diversified Consumer Services – 0.4%

11,893	ITT Educational Services, Inc., (2)	1,129,597
41,675	Service Corporation International	207,125

	Total Diversified Consumer Services	1,336,722
	Diversified Financial Services – 0.4%

4,400	CME Group, Inc.	915,684
20,000	Moody’s Corporation	401,800

	Total Diversified Financial Services	1,317,484
	Diversified Telecommunication Services – 2.7%

225,695	AT&T Inc.	6,432,308
30,739	Chunghwa Telecom Co., Ltd., Sponsored ADR	479,528
586	FairPoint Communications Inc.	1,922
72,955	Frontier Communications Corporation	637,627
31,090	Verizon Communications Inc.	1,053,951

	Total Diversified Telecommunication Services	8,605,336
	Electric Utilities – 1.1%

17,700	Covanta Holding Corporation, (2)	388,692
21,600	Exelon Corporation	1,201,176
19,758	Great Plains Energy Incorporated	381,922
30,400	OGE Energy Corp.	783,712
27,782	Pinnacle West Capital Corporation	892,636

	Total Electric Utilities	3,648,138

29

JLA	Nuveen Equity Premium Advantage Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Electrical Equipment – 1.3%

26,000	Cooper Industries, Ltd., Class A	$759,980
59,800	Emerson Electric Company	2,189,278
13,500	Hubbell Incorporated, Class B	441,180
13,700	Rockwell Automation, Inc.	441,688
13,087	SunPower Corporation, (2)	398,368

	Total Electrical Equipment	4,230,494
	Electronic Equipment & Instruments – 0.8%

17,182	Agilent Technologies, Inc., (2)	268,555
26,404	Amphenol Corporation, Class A	633,168
48,857	Gentex Corporation	431,407
23,400	MEMC Electronic Materials, (2)	334,152
18,868	Roper Industries Inc.	819,060

	Total Electronic Equipment & Instruments	2,486,342
	Energy Equipment & Services – 1.1%

30,000	Cooper Cameron Corporation, (2)	615,000
19,059	Diamond Offshore Drilling, Inc.	1,123,337
52,800	Halliburton Company	959,904
34,200	Smith International, Inc.	782,838

	Total Energy Equipment & Services	3,481,079
	Food & Staples Retailing – 1.3%

43,162	CVS Caremark Corporation	1,240,476
15,016	Kroger Co.	396,573
23,562	SUPERVALU INC.	344,005
15,400	Walgreen Co.	379,918
31,292	Wal-Mart Stores, Inc.	1,754,230

	Total Food & Staples Retailing	4,115,202
	Food Products – 1.3%

10,500	Archer-Daniels-Midland Company	302,715
47,193	Kraft Foods Inc.	1,267,132
27,800	Monsanto Company	1,955,730
64,658	Sara Lee Corporation	633,002

	Total Food Products	4,158,579
	Gas Utilities – 0.8%

47,295	Nicor Inc.	1,643,028
26,700	Piedmont Natural Gas Company	845,589

	Total Gas Utilities	2,488,617
	Health Care Equipment & Supplies – 2.0%

47,844	Accuray, Inc., (2)	246,875
34,400	Baxter International Inc.	1,843,496
55,100	Boston Scientific Corporation, (2)	426,474
9,694	Cardinal Health, Inc.	334,152
42,325	ev3, Inc., (2)	258,183
14,126	Hill Rom Holdings Inc.	232,514
6,402	Intuitive Surgical, Inc., (2)	812,990
25,859	Lincare Holdings, (2)	696,383
12,200	Medtronic, Inc.	383,324
19,174	Saint Jude Medical Inc., (2)	631,975
11,687	Zimmer Holdings, Inc., (2)	472,389

	Total Health Care Equipment & Supplies	6,338,755
	Health Care Providers & Services – 1.0%

40,030	Brookdale Senior Living Inc.	223,367
22,698	Medco Health Solutions, Inc., (2)	951,273
82,800	Tenet Healthcare Corporation, (2)	95,220
31,105	UnitedHealth Group Incorporated	827,393
11,200	Universal Health Services, Inc., Class B	420,784
14,593	Wellpoint Inc., (2)	614,803

	Total Health Care Providers & Services	3,132,840
	Hotels, Restaurants & Leisure – 1.9%

18,429	Carnival Corporation	448,193
26,904	International Game Technology	319,889

30

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

10,272	Interval Leisure Group Inc., (2)	$55,366
45,500	McDonald’s Corporation	2,829,645
112,350	Starbucks Corporation, (2)	1,062,831
15,700	Starwood Hotels & Resorts Worldwide, Inc.	281,030
27,491	Tim Hortons Inc.	792,840
86,275	Wendys Arbys Group Inc.	426,199

	Total Hotels, Restaurants & Leisure	6,215,993
	Household Durables – 0.4%

20,700	KB Home	281,934
38,500	Newell Rubbermaid Inc.	376,530
12,700	Whirlpool Corporation	525,145

	Total Household Durables	1,183,609
	Household Products – 1.4%

75,195	Procter & Gamble Company	4,648,555
	Industrial Conglomerates – 1.2%

13,364	3M Co.	768,965
158,640	General Electric Company	2,569,968
17,994	Genuine Parts Company	681,253

	Total Industrial Conglomerates	4,020,186
	Insurance – 1.0%

15,228	AFLAC Incorporated	698,052
64,450	American International Group, Inc.	101,187
35,260	Fidelity National Title Group Inc., Class A	625,865
30,179	Marsh & McLennan Companies, Inc.	732,444
13,260	Prudential Financial, Inc.	401,248
18,273	Travelers Companies, Inc.	825,940

	Total Insurance	3,384,736
	Internet & Catalog Retail – 1.1%

58,539	Amazon.com, Inc., (2)	3,001,880
10,272	Hosting Site Network, Inc., (2)	74,677
25,680	IAC/InterActiveCorp., (2)	403,946
10,272	Ticketmaster Online-Citysearch, Inc., (2)	65,946

	Total Internet & Catalog Retail	3,546,449
	Internet Software & Services – 4.0%

136,989	eBay Inc., (2)	1,912,366
29,323	Google Inc., Class A, (2)	9,021,221
20,000	IBasis, Inc., (2)	28,200
43,727	United Online, Inc.	265,423
132,875	Yahoo! Inc., (2)	1,621,075

	Total Internet Software & Services	12,848,285
	IT Services – 1.2%

32,440	Automatic Data Processing, Inc.	1,276,190
18,573	Fidelity National Information Services	302,183
7,816	Global Payments Inc.	256,287
13,350	Infosys Technologies Limited, Sponsored ADR	328,010
9,286	Lender Processing Services Inc.	273,473
61,190	Paychex, Inc.	1,608,073

	Total IT Services	4,044,216
	Leisure Equipment & Products – 0.1%

26,523	Eastman Kodak Company	174,521
	Life Sciences Tools & Services – 0.1%

15,355	Life Technologies Corporation, (2)	357,925
	Machinery – 1.3%

29,600	Caterpillar Inc.	1,322,232
8,259	Danaher Corporation	467,542
6,600	Deere & Company	252,912
15,700	Eaton Corporation	780,447

31

JLA	Nuveen Equity Premium Advantage Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Machinery (continued)

18,700	Graco Inc.	$443,751
21,330	SPX Corporation	864,932

	Total Machinery	4,131,816
	Media – 3.0%

19,588	CBS Corporation, Class B	160,426
245,323	Comcast Corporation, Special Class A	3,961,966
80,790	DIRECTV Group, Inc., (2)	1,850,899
33,200	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	580,336
45,085	McClatchy Company	36,068
62,500	News Corporation, Class A	568,125
20,400	Omnicom Group Inc.	549,168
65,946	Regal Entertainment Group, Class A	673,309
44,300	Time Warner Inc.	445,658
34,600	Walt Disney Company	785,074

	Total Media	9,611,029
	Metals & Mining – 0.8%

18,751	AngloGold Ashanti Limited, Sponsored ADR	519,590
107,079	Companhia Siderurgica Nacional S.A., Sponsored ADR	1,371,682
44,334	Southern Copper Corporation	712,004

	Total Metals & Mining	2,603,276
	Multiline Retail – 0.9%

25,000	Family Dollar Stores, Inc.	651,750
24,733	Federated Department Stores, Inc.	255,987
16,800	J.C. Penney Company, Inc.	330,960
13,209	Kohl’s Corporation, (2)	478,166
18,367	Sears Holding Corporation, (2)	713,925
17,100	Target Corporation	590,463

	Total Multiline Retail	3,021,251
	Multi-Utilities – 0.5%

61,600	Duke Energy Corporation	924,616
15,502	Integrys Energy Group, Inc.	666,276

	Total Multi-Utilities	1,590,892
	Oil, Gas & Consumable Fuels – 5.6%

14,400	A/S Steamship Company Torm, Sponsored ADR	156,528
70,620	Chevron Corporation	5,223,761
27,800	ConocoPhillips	1,440,040
47,700	Delta Petroleum Corporation, (2)	227,052
136,446	Exxon Mobil Corporation	10,892,484
9,400	XTO Energy, Inc.	331,538

	Total Oil, Gas & Consumable Fuels	18,271,403
	Paper & Forest Products – 0.1%

23,723	International Paper Company	279,931
	Pharmaceuticals – 5.4%

34,630	Abbott Laboratories	1,848,203
9,300	Allergan, Inc.	374,976
77,186	Bristol-Myers Squibb Company	1,794,575
37,208	Eli Lilly and Company	1,498,366
15,263	Forest Laboratories, Inc., (2)	388,749
8,855	GlaxoSmithKline PLC, Sponsored ADR	330,026
43,843	Johnson & Johnson	2,623,127
99,822	Merck & Co. Inc.	3,034,589
197,940	Pfizer Inc.	3,505,517
33,686	Schering-Plough Corporation	573,673
38,806	Wyeth	1,455,613

	Total Pharmaceuticals	17,427,414
	Real Estate Investment Trust – 1.0%

16,690	Apartment Investment & Management Company, Class A	192,770
72,400	DCT Industrial Trust Inc.	366,344
12,300	Developers Diversified Realty Corporation	60,024
51,777	Nationwide Health Properties, Inc.	1,487,035

32

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)

41,422	Senior Housing Properties Trust	$742,282
54,500	U-Store-It Trust	242,525

	Total Real Estate Investment Trust	3,090,980
	Road & Rail – 0.4%

17,500	Burlington Northern Santa Fe Corporation	1,324,925
	Semiconductors & Equipment – 5.4%

160,900	Advanced Micro Devices, Inc., (2)	347,544
55,763	Altera Corporation	931,800
15,765	Analog Devices, Inc.	299,850
110,180	Applied Materials, Inc.	1,116,123
144,000	Atmel Corporation, (2)	450,720
76,700	Broadcom Corporation, Class A, (2)	1,301,599
18,900	Cymer, Inc., (2)	414,099
47,717	Cypress Semiconductor Corporation, (2)	213,295
39,437	Fairchild Semiconductor International Inc., Class A, (2)	192,847
46,242	Integrated Device Technology, Inc., (2)	259,418
379,715	Intel Corporation	5,566,622
20,531	Intersil Holding Corporation, Class A	188,680
70,275	Linear Technology Corporation	1,554,483
126,303	LSI Logic Corporation, (2)	415,537
52,100	National Semiconductor Corporation	524,647
27,401	Novellus Systems, Inc., (2)	338,128
97,135	NVIDIA Corporation, (2)	783,879
110,998	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	876,884
79,714	Texas Instruments Incorporated	1,237,161
33,502	Varian Semiconductor Equipment Associate, (2)	607,056

	Total Semiconductors & Equipment	17,620,372
	Software – 9.0%

204,828	Activision Blizzard Inc., (2)	1,769,714
100,430	Adobe Systems Incorporated, (2)	2,138,155
80,810	Akamai Technologies, Inc., (2)	1,219,423
29,618	Autodesk, Inc., (2)	581,994
33,593	CA Inc.	622,478
74,410	Cadence Design Systems, Inc., (2)	272,341
55,000	Electronic Arts Inc. (EA), (2)	882,200
638,901	Microsoft Corporation	12,420,235
490,178	Oracle Corporation, (2)	8,690,856
8,038	SAP AG, Sponsored ADR	291,136
38,088	Satyam Computer Services Limited, Sponsored ADR	344,316

	Total Software	29,232,848
	Specialty Retail – 1.4%

28,650	Best Buy Co., Inc.	805,352
50,492	Gap, Inc.	676,088
37,874	Home Depot, Inc.	871,859
40,900	Limited Brands, Inc.	410,636
30,900	Lowe’s Companies, Inc.	664,968
28,938	TJX Companies, Inc.	595,255
37,616	Urban Outfitters, Inc., (2)	563,488

	Total Specialty Retail	4,587,646
	Textiles, Apparel & Luxury Goods – 0.1%

14,000	Coach, Inc., (2)	290,780
	Thrifts & Mortgage Finance – 0.0%

1,712	Tree.com Inc., (2)	4,451
	Tobacco – 1.2%

68,196	Altria Group, Inc.	1,027,032
68,196	Philip Morris International	2,967,208

	Total Tobacco	3,994,240

33

JLA	Nuveen Equity Premium Advantage Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)				Value
	Wireless Telecommunication Services – 0.9%

45,119	China Mobile Hong Kong Limited, Sponsored ADR				$2,294,300
36,448	Vodafone Group PLC, Sponsored ADR				744,995

	Total Wireless Telecommunication Services				3,039,295

	Total Common Stocks (cost $360,769,328)				308,462,758

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.8%

$25,237	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $25,237,277, collateralized by $17,985,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $25,747,326	0.010%	1/02/09		$25,237,263

	Total Short-Term Investments (cost $25,237,263)				25,237,263

	Total Investments (cost $386,006,591) – 103.0%				333,700,021

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (3)	Date	Price	Value
	Call Options Written – (3.1)% (4)

(75)	Mini-NDX 100 Index	$(862,500)	1/17/09	$115	$(51,188)
(988)	Mini-NDX 100 Index	(11,856,000)	1/17/09	120	(355,680)
(987)	Mini-NDX 100 Index	(12,831,000)	1/17/09	130	(58,233)
(75)	Mini-NDX 100 Index	(900,000)	2/21/09	120	(51,000)
(785)	Mini-NDX 100 Index	(10,205,000)	2/21/09	130	(223,333)
(1,060)	Mini-NDX 100 Index	(14,310,000)	2/21/09	135	(159,000)
(1,060)	Mini-NDX 100 Index	(14,310,000)	3/21/09	135	(318,000)
(139)	NASDAQ 100 Index	(15,985,000)	1/17/09	1,150	(948,675)
(87)	NASDAQ 100 Index	(10,440,000)	1/17/09	1,200	(314,505)
(86)	NASDAQ 100 Index	(11,180,000)	1/17/09	1,300	(37,410)
(141)	NASDAQ 100 Index	(19,740,000)	1/17/09	1,400	(5,992)
(140)	NASDAQ 100 Index	(16,800,000)	2/21/09	1,200	(948,500)
(63)	NASDAQ 100 Index	(8,190,000)	2/21/09	1,300	(159,705)
(50)	NASDAQ 100 Index	(6,750,000)	2/21/09	1,350	(74,750)
(51)	NASDAQ 100 Index	(6,885,000)	3/21/09	1,350	(151,980)
(409)	S&P 500 Index	(34,765,000)	1/17/09	850	(2,537,845)
(140)	S&P 500 Index	(12,600,000)	1/17/09	900	(378,700)
(223)	S&P 500 Index	(21,185,000)	1/17/09	950	(157,215)
(223)	S&P 500 Index	(20,070,000)	2/21/09	900	(1,091,585)
(247)	S&P 500 Index	(23,465,000)	2/21/09	950	(621,205)
(201)	S&P 500 Index	(19,095,000)	3/21/09	950	(768,825)
(246)	S&P 500 Index	(24,600,000)	3/21/09	1,000	(503,070)

(7,476)	Total Call Options Written (premiums received $15,373,901)	(317,024,500)			(9,916,396)

	Other Assets Less Liabilities – 0.1%				187,610

	Net Assets – 100%				$323,971,235

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(4)	The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

34

JPG
Nuveen Equity Premium and Growth Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 97.5%

	Aerospace & Defense – 2.1%

26,968	Boeing Company	$1,150,725
4,500	Goodrich Corporation	166,590
33,500	Honeywell International Inc.	1,099,805
7,596	Raytheon Company	387,700
31,003	United Technologies Corporation	1,661,761

	Total Aerospace & Defense	4,466,581
	Air Freight & Logistics – 0.7%

25,498	United Parcel Service, Inc., Class B	1,406,470
	Airlines – 0.3%

13,544	AMR Corporation, (2)	144,514
6,708	Continental Airlines, Inc., (2)	121,146
55,105	Lan Airlines S.A., Sponsored ADR	443,595

	Total Airlines	709,255
	Auto Components – 0.1%

24,800	American Axle and Manufacturing Holdings Inc.	71,672
9,310	Cooper Tire & Rubber	57,350

	Total Auto Components	129,022
	Automobiles – 0.2%

99,139	Ford Motor Company, (2)	227,028
35,600	General Motors Corporation	113,920

	Total Automobiles	340,948
	Beverages – 2.0%

44,948	Coca-Cola Company	2,034,796
42,344	PepsiCo, Inc.	2,319,181

	Total Beverages	4,353,977
	Biotechnology – 1.0%

11,525	Celgene Corporation, (2)	637,102
560	Cephalon, Inc., (2)	43,142
2,109	Facet Biotech Corporation, (2)	20,225
3,005	Genentech, Inc., (2)	249,145
21,301	Gilead Sciences, Inc., (2)	1,089,333
10,546	PDL Biopahrma Inc., (2)	65,174

	Total Biotechnology	2,104,121
	Capital Markets – 0.8%

62,385	Charles Schwab Corporation	1,008,765
24,811	Federated Investors Inc.	420,795
22,422	Waddell & Reed Financial, Inc., Class A	346,644

	Total Capital Markets	1,776,204
	Chemicals – 1.7%

24,470	Chemtura Corporation	34,258
61,873	Dow Chemical Company	933,664
47,395	E.I. Du Pont de Nemours and Company	1,199,094
5,835	Eastman Chemical Company	185,028
29,107	Olin Corporation	526,255
13,161	PPG Industries, Inc.	558,421
10,283	RPM International, Inc.	136,661

	Total Chemicals	3,573,381
	Commercial Banks – 7.5%

21,743	American Express Company	403,333
160,176	Bank of America Corporation	2,255,278
24,420	Comerica Incorporated	484,737

35

JPG	Nuveen Equity Premium and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Commercial Banks (continued)

27,132	First Horizon National Corporation	$286,790
8,605	FirstMerit Corporation	177,177
15,129	Goldman Sachs Group, Inc.	1,276,736
9,110	HSBC Holdings PLC, Sponsored ADR	443,384
49,105	Huntington BancShares Inc.	376,144
90,178	JPMorgan Chase & Co.	2,843,312
57,367	Morgan Stanley	920,167
46,699	Regions Financial Corporation	371,724
96,551	U.S. Bancorp	2,414,741
75,340	Wachovia Corporation	417,384
119,526	Wells Fargo & Company	3,523,626

	Total Commercial Banks	16,194,533
	Commercial Services & Supplies – 0.3%

13,262	Avery Dennison Corporation	434,065
19,872	Deluxe Corporation	297,285

	Total Commercial Services & Supplies	731,350
	Communications Equipment – 2.1%

136,624	Cisco Systems, Inc., (2)	2,226,971
42,658	Corning Incorporated	406,531
43,022	Motorola, Inc.	190,587
49,232	QUALCOMM Inc.	1,763,983
550	Research In Motion Limited, (2)	22,319

	Total Communications Equipment	4,610,391
	Computers & Peripherals – 2.9%

25,205	Apple, Inc., (2)	2,151,247
42,123	Dell Inc., (2)	431,340
58,247	EMC Corporation, (2)	609,846
36,700	International Business Machines Corporation (IBM)	3,088,672

	Total Computers & Peripherals	6,281,105
	Consumer Finance – 0.0%

640	Visa Inc.	33,568
	Containers & Packaging – 0.1%

21,200	Packaging Corp. of America	285,352
	Diversified Consumer Services – 0.1%

4,177	Apollo Group, Inc., (2)	320,042
	Diversified Financial Services – 1.2%

143,304	Citigroup Inc.	961,570
3,692	CME Group, Inc.	768,342
4,567	Intercontinental Exchange Inc., (2)	376,503
14,394	New York Stock Exchange Euronext	394,108

	Total Diversified Financial Services	2,500,523
	Diversified Telecommunication Services – 4.6%

4,000	Alaska Communications Systems Group Inc.	37,520
171,861	AT&T Inc.	4,898,039
7,463	FairPoint Communications Inc.	24,479
81,953	Frontier Communications Corporation	716,269
65,821	Sprint Nextel Corporation, (2)	120,452
124,392	Verizon Communications Inc.	4,216,889

	Total Diversified Telecommunication Services	10,013,648
	Electric Utilities – 2.1%

34,510	Ameren Corporation	1,147,803
2,414	Companhia Energetica de Minas Gerais, Sponsored ADR	33,168
24,452	Consolidated Edison, Inc.	951,916
66,284	Great Plains Energy Incorporated	1,281,270
26,735	Progress Energy, Inc.	1,065,390

	Total Electric Utilities	4,479,547

36

Shares	Description (1)	Value
	Electrical Equipment – 1.3%

8,053	Cooper Industries, Ltd., Class A	$235,389
60,000	Emerson Electric Company	2,196,600
910	First Solar Inc., (2)	125,544
2,000	Hubbell Incorporated, Class B	65,360
6,417	Rockwell Automation, Inc.	206,884

	Total Electrical Equipment	2,829,777
	Electronic Equipment & Instruments – 0.1%

9,421	MEMC Electronic Materials, (2)	134,532
	Energy Equipment & Services – 1.8%

12,700	Baker Hughes Incorporated	407,289
3,264	Carbo Ceramics Inc.	115,970
3,196	Diamond Offshore Drilling, Inc.	188,372
34,006	Halliburton Company	618,229
17,916	National-Oilwell Varco Inc., (2)	437,867
10,000	Noble Corporation	220,900
37,639	Schlumberger Limited	1,593,259
11,347	Smith International, Inc.	259,733
2,000	Tidewater Inc.	80,540

	Total Energy Equipment & Services	3,922,159
	Food & Staples Retailing – 2.2%

33,795	CVS Caremark Corporation	971,268
23,637	SUPERVALU INC.	345,100
60,386	Wal-Mart Stores, Inc.	3,385,239
14,890	Whole Foods Market, Inc.	140,562

	Total Food & Staples Retailing	4,842,169
	Food Products – 1.6%

15,986	Archer-Daniels-Midland Company	460,876
41,300	ConAgra Foods, Inc.	681,450
48,088	Kraft Foods Inc.	1,291,163
14,187	Monsanto Company	998,055

	Total Food Products	3,431,544
	Gas Utilities – 0.6%

35,390	Nicor Inc.	1,229,449
	Health Care Equipment & Supplies – 0.5%

28,854	Boston Scientific Corporation, (2)	223,330
4,168	Hologic Inc., (2)	54,476
2,280	Lincare Holdings, (2)	61,400
26,145	Medtronic, Inc.	821,476

	Total Health Care Equipment & Supplies	1,160,682
	Health Care Providers & Services – 1.4%

12,303	Aetna Inc.	350,636
23,173	Brookdale Senior Living Inc.	129,305
8,687	Express Scripts, Inc., (2)	477,611
540	Henry Schein Inc., (2)	19,813
3,614	Humana Inc., (2)	134,730
12,849	Medco Health Solutions, Inc., (2)	538,502
24,649	Tenet Healthcare Corporation, (2)	28,346
34,501	UnitedHealth Group Incorporated	917,727
11,042	Wellpoint Inc., (2)	465,199

	Total Health Care Providers & Services	3,061,869
	Hotels, Restaurants & Leisure – 1.4%

6,073	International Game Technology	72,208
37,449	McDonald’s Corporation	2,328,953
12,813	Tim Hortons Inc.	369,527
43,350	Wendys Arbys Group Inc.	214,149

	Total Hotels, Restaurants & Leisure	2,984,837
	Household Durables – 0.9%

5,583	Black & Decker Corporation	233,425
11,658	KB Home	158,782

37

JPG	Nuveen Equity Premium and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Household Durables (continued)

13,500	Kimball International Inc., Class B	$116,235
3,450	Lennar Corporation, Class A	29,912
39,679	Newell Rubbermaid Inc.	388,061
12,000	Snap-on Incorporated	472,560
13,500	Stanley Works	460,350
2,527	Whirlpool Corporation	104,491

	Total Household Durables	1,963,816
	Household Products – 3.3%

8,897	Colgate-Palmolive Company	609,800
20,000	Kimberly-Clark Corporation	1,054,800
87,659	Procter & Gamble Company	5,419,079

	Total Household Products	7,083,679
	Industrial Conglomerates – 3.7%

19,540	3M Co.	1,124,332
352,401	General Electric Company	5,708,896
29,620	Genuine Parts Company	1,121,413

	Total Industrial Conglomerates	7,954,641
	Insurance – 2.7%

61,843	American International Group, Inc.	97,094
52,053	Arthur J. Gallagher & Co.	1,348,693
52,891	Fidelity National Title Group Inc., Class A	938,815
36,741	Lincoln National Corporation	692,200
21,461	Marsh & McLennan Companies, Inc.	520,858
17,648	Mercury General Corporation	811,632
14,581	Prudential Financial, Inc.	441,221
16,400	Travelers Companies, Inc.	741,280
13,560	Unitrin, Inc.	216,146

	Total Insurance	5,807,939
	Internet & Catalog Retail – 0.3%

14,348	Amazon.com, Inc., (2)	735,765
	Internet Software & Services – 1.5%

29,263	eBay Inc., (2)	408,511
6,671	Google Inc., Class A, (2)	2,052,333
29,461	United Online, Inc.	178,828
40,985	Yahoo! Inc., (2)	500,017

	Total Internet Software & Services	3,139,689
	IT Services – 0.6%

27,033	Automatic Data Processing, Inc.	1,063,478
5,374	Fidelity National Information Services	87,435
2,687	Lender Processing Services Inc.	79,132
18,017	Standard Register Company	160,892

	Total IT Services	1,390,937
	Leisure Equipment & Products – 0.7%

21,206	Eastman Kodak Company	139,535
70,793	Mattel, Inc.	1,132,688
8,000	Polaris Industries Inc.	229,200

	Total Leisure Equipment & Products	1,501,423
	Life Sciences Tools & Services – 0.0%

470	Covance, Inc., (2)	21,634
2,730	Life Technologies Corporation, (2)	63,636

	Total Life Sciences Tools & Services	85,270
	Machinery – 1.8%

22,658	Briggs & Stratton Corporation	398,554
30,000	Caterpillar Inc.	1,340,100
8,616	Cummins Inc.	230,306
19,204	Deere & Company	735,897
17,836	Illinois Tool Works Inc.	625,152

38

Shares	Description (1)	Value
	Machinery (continued)

22,211	Ingersoll Rand Company Limited, Class A	$385,361
3,000	Pentair, Inc.	71,010

	Total Machinery	3,786,380
	Marine – 0.2%

8,347	Transocean Inc., (2)	394,396
	Media – 1.6%

102,034	Comcast Corporation, Class A	1,722,334
5,070	Lamar Advertising Company, (2)	63,679
51,178	New York Times, Class A	375,135
76,486	Regal Entertainment Group, Class A	780,922
110,328	Sirius XM Radio Inc., (2)	13,239
38,305	World Wrestling Entertainment Inc.	424,419

	Total Media	3,379,728
	Metals & Mining – 0.8%

18,415	Companhia Siderurgica Nacional S.A., Sponsored ADR	235,896
11,087	CONSOL Energy Inc.	316,866
18,810	Freeport-McMoRan Copper & Gold, Inc.	459,716
523	Mittal Steel Company NV	12,861
32,078	Southern Copper Corporation	515,173
6,332	United States Steel Corporation	235,550

	Total Metals & Mining	1,776,062
	Multiline Retail – 0.4%

11,221	Nordstrom, Inc.	149,352
20,938	Target Corporation	722,989

	Total Multiline Retail	872,341
	Multi-Utilities – 1.9%

30,400	CenterPoint Energy, Inc.	383,648
25,128	Dominion Resources, Inc.	900,588
76,000	Duke Energy Corporation	1,140,760
33,554	Integrys Energy Group, Inc.	1,442,151
10,500	ONEOK, Inc.	305,760

	Total Multi-Utilities	4,172,907
	Oil, Gas & Consumable Fuels – 12.0%

10,461	Chesapeake Energy Corporation	169,154
74,700	Chevron Corporation	5,525,559
48,311	ConocoPhillips	2,502,510
6,236	EOG Resources, Inc.	415,193
136,981	Exxon Mobil Corporation	10,935,193
9,247	Frontline Limited	273,804
8,381	Hess Corporation	449,557
22,790	Marathon Oil Corporation	623,534
36,819	Occidental Petroleum Corporation	2,208,772
14,441	Peabody Energy Corporation	328,533
30,750	Ship Financial International Limited	339,788
14,714	Southwestern Energy Company, (2)	426,265
36,647	StatoilHydro ASA, Sponsored ADR	610,539
21,254	Valero Energy Corporation	459,937
20,451	XTO Energy, Inc.	721,307

	Total Oil, Gas & Consumable Fuels	25,989,645
	Paper & Forest Products – 0.4%

31,000	Weyerhaeuser Company	948,910
	Personal Products – 0.3%

23,000	Avon Products, Inc.	552,690

	Pharmaceuticals – 10.8%

65,000	Abbott Laboratories	3,469,050
1,126	AstraZeneca Group, Sponsored ADR	46,200
136,126	Bristol-Myers Squibb Company	3,164,930
31,400	Eli Lilly and Company	1,264,478
86,663	Johnson & Johnson	5,185,047

39

JPG	Nuveen Equity Premium and Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Pharmaceuticals (continued)

89,562	Merck & Co. Inc.	$2,722,685
246,400	Pfizer Inc.	4,363,744
23,293	Sanofi-Aventis, Sponsored ADR	749,103
69,952	Schering-Plough Corporation	1,191,283
1,180	Teva Pharmaceutical Industries Limited, Sponsored ADR	50,233
29,480	Wyeth	1,105,795

	Total Pharmaceuticals	23,312,548
	Real Estate Investment Trust – 1.7%

40,525	Brandywine Realty Trust	312,448
27,744	CapLease Inc.	47,997
18,248	Hospitality Properties Trust	271,348
62,544	Lexington Corporate Properties Trust	312,720
53,300	Nationwide Health Properties, Inc.	1,530,776
50,200	Senior Housing Properties Trust	899,584
51,252	U-Store-It Trust	228,071

	Total Real Estate Investment Trust	3,602,944
	Semiconductors & Equipment – 2.2%

31,000	Analog Devices, Inc.	589,620
35,573	Applied Materials, Inc.	360,354
171,768	Intel Corporation	2,518,119
36,128	Microchip Technology Incorporated	705,580
20,469	NVIDIA Corporation, (2)	165,185
28,464	Texas Instruments Incorporated	441,761

	Total Semiconductors & Equipment	4,780,619
	Software – 3.5%

16,693	Adobe Systems Incorporated, (2)	355,394
4,723	Akamai Technologies, Inc., (2)	71,270
6,711	Autodesk, Inc., (2)	131,871
8,586	Cognizant Technology Solutions Corporation, Class A, (2)	155,063
233,666	Microsoft Corporation	4,542,467
107,815	Oracle Corporation, (2)	1,911,560
4,207	Salesforce.com, Inc., (2)	134,666
11,068	VeriSign, Inc., (2)	211,177

	Total Software	7,513,468
	Specialty Retail – 1.8%

6,450	Abercrombie & Fitch Co., Class A	148,802
25,500	American Eagle Outfitters, Inc.	238,680
10,075	Best Buy Co., Inc.	283,208
14,956	Gap, Inc.	200,261
63,870	Home Depot, Inc.	1,470,287
28,172	Limited Brands, Inc.	282,847
25,280	Lowe’s Companies, Inc.	544,026
7,300	Sherwin-Williams Company	436,175
8,263	Talbots, Inc.	19,749
2,993	Tiffany & Co.	70,725
12,000	TJX Companies, Inc.	246,840

	Total Specialty Retail	3,941,600
	Textiles, Apparel & Luxury Goods – 0.5%

1,014	Cherokee Inc.	17,593
19,758	VF Corporation	1,082,146

	Total Textiles, Apparel & Luxury Goods	1,099,739
	Thrifts & Mortgage Finance – 0.3%

58,864	New York Community Bancorp, Inc.	704,013
	Tobacco – 2.5%

65,586	Altria Group, Inc.	987,725
43,273	Philip Morris International	1,882,808
3,000	Reynolds American Inc.	120,930
28,638	UST Inc.	1,986,904
35,638	Vector Group Ltd.	485,390

	Total Tobacco	5,463,757

40

Shares	Description (1)				Value
	Trading Companies & Distributors – 0.1%

3,480	W.W. Grainger, Inc.				$274,363
	Wireless Telecommunication Services – 0.3%

33,200	Vodafone Group PLC, Sponsored ADR				678,607

	Total Common Stocks (cost $279,186,555)				210,814,912

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.4%

$11,596	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $11,595,775, collateralized by $8,265,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $11,832,174	0.010%	1/02/09		$11,595,769

	Total Short-Term Investments (cost $11,595,769)				11,595,769

	Total Investments (cost $290,782,324) – 102.9%				222,410,681

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (3)	Date	Price	Value
	Call Options Written – (3.1)% (4)

(428)	S&P 500 Index	$(36,380,000)	1/17/09	$850	$(2,655,740)
(143)	S&P 500 Index	(12,870,000)	1/17/09	900	(386,815)
(229)	S&P 500 Index	(21,755,000)	1/17/09	950	(161,445)
(276)	S&P 500 Index	(24,840,000)	2/21/09	900	(1,351,020)
(301)	S&P 500 Index	(28,595,000)	2/21/09	950	(757,015)
(215)	S&P 500 Index	(20,425,000)	3/21/09	950	(822,375)
(269)	S&P 500 Index	(26,900,000)	3/21/09	1,000	(550,105)

(1,861)	Total Call Options Written (premiums received $8,176,023)	(171,765,000)			(6,684,515)

	Other Assets Less Liabilities – 0.2%				317,422

	Net Assets – 100%				$216,043,588

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(4)	The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

41

Statement of ASSETS & LIABILITIES
December 31, 2008

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Assets
Investments, at value (cost $615,486,581, $1,010,042,709, $386,006,591 and $290,782,324, respectively)	$509,561,370	$864,751,637	$333,700,021	$222,410,681
Cash in other banks	—	5,186,393	—	—
Receivables:
Dividends and interest	1,364,007	1,902,276	528,019	564,747
Investment sold	—	—	9,273,516	—
Reclaims	584	—	1,517	—
Other assets	28,880	43,264	17,316	10,616

Total assets	510,954,841	871,883,570	343,520,389	222,986,044

Liabilities
Cash overdraft	—	—	9,273,528	—
Call options written, at value (premiums received $23,243,839, $40,820,889, $15,373,901 and $8,176,023, respectively)	18,767,445	29,458,951	9,916,396	6,684,515
Accrued expenses:
Management fees	241,467	407,428	186,213	156,114
Other	239,725	438,667	173,017	101,827

Total liabilities	19,248,637	30,305,046	19,549,154	6,942,456

Net assets	$491,706,204	$841,578,524	$323,971,235	$216,043,588

Shares outstanding	38,554,787	66,343,737	25,988,041	16,402,042

Net asset value per share outstanding	$12.75	$12.69	$12.47	$13.17

Net assets consist of:

Shares, $.01 par value per share	$385,548	$663,437	$259,880	$164,020
Paid-in surplus	588,083,677	986,208,475	376,018,693	280,819,541
Undistributed (Over-distribution of) net investment income	—	(2,311)	(765)	(20)
Accumulated net realized gain (loss) from investments, foreign currency and call options written	4,685,796	(11,361,943)	(5,457,508)	1,940,182
Net unrealized appreciation (depreciation) of investments and call options written	(101,448,817)	(133,929,134)	(46,849,065)	(66,880,135)

Net assets	$491,706,204	$841,578,524	$323,971,235	$216,043,588

See accompanying notes to financial statements.

42

Statement of OPERATIONS
Year Ended December 31, 2008

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Investment Income
Dividends (net of foreign tax withheld of $5,340, $79,038, $29,700 and $24,316, respectively)	$18,531,835	$26,148,600	$7,578,991	$8,380,837
Interest	533,619	905,407	308,893	188,940

Total investment income	19,065,454	27,054,007	7,887,884	8,569,777

Expenses
Management fees	5,527,094	9,509,805	3,749,818	2,412,312
Shareholders’ servicing agent fees and expenses	1,097	1,742	452	310
Custodian’s fees and expenses	114,925	189,583	97,358	61,819
Trustees’ fees and expenses	12,922	21,973	8,845	4,698
Professional fees	46,801	74,330	35,805	26,635
Shareholders’ reports – printing and mailing expenses	132,143	231,144	81,118	50,034
Stock exchange listing fees	13,937	24,159	9,220	9,329
Investor relations expense	110,871	175,406	66,902	39,842
Other expenses	91,780	255,833	141,462	46,009

Total expenses before custodian fee credit and expense reimbursement	6,051,570	10,483,975	4,190,980	2,650,988
Custodian fee credit	(13,577)	(21,721)	(6,765)	(4,732)
Expense reimbursement	(1,875,938)	(3,269,555)	(843,581)	—

Net expenses	4,162,055	7,192,699	3,340,634	2,646,256

Net investment income	14,903,399	19,861,308	4,547,250	5,923,521

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,456,797)	(19,195,055)	12,318,905	(1,308,979)
Call options written	105,051,099	177,079,782	67,110,542	37,807,215
Change in net unrealized appreciation (depreciation) of:
Investments	(272,201,460)	(464,376,500)	(201,403,897)	(118,850,499)
Call options written	(2,097,986)	(1,747,207)	(422,652)	(906,295)

Net realized and unrealized gain (loss)	(170,705,144)	(308,238,980)	(122,397,102)	(83,258,558)

Net increase (decrease) in net assets from operations	$(155,801,745)	$(288,377,672)	$(117,849,852)	$(77,335,037)

See accompanying notes to financial statements.

43

Statement of CHANGES in NET ASSETS

	Equity Premium		Equity Premium
	Income (JPZ)		Opportunity (JSN)
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07

Operations
Net investment income	$14,903,399	$16,953,460	$19,861,308	$23,817,103
Net realized gain (loss) from:
Investments and foreign currency	(1,456,797)	(13,563,781)	(19,195,055)	(18,391,814)
Call options written	105,051,099	22,261,445	177,079,782	20,438,733
Change in net unrealized appreciation (depreciation) of:
Investments	(272,201,460)	20,276,394	(464,376,500)	98,725,088
Call options written	(2,097,986)	8,645,145	(1,747,207)	9,298,040

Net increase (decrease) in net assets from operations	(155,801,745)	54,572,663	(288,377,672)	133,887,150

Distributions to Shareholders
From net investment income	(15,175,060)	(20,649,838)	(40,991,628)	(23,107,788)
From accumulated net realized gains	(43,974,543)	—	(64,641,062)	—
Tax return of capital	—	(45,224,870)	—	(94,982,869)

Decrease in net assets from distributions to shareholders	(59,149,603)	(65,874,708)	(105,632,690)	(118,090,657)

Capital Share Transactions
Offering costs adjustments	—	—	—	—
Shares repurchased	(1,275,804)	—	(1,938,029)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,555,475	—	7,009,592

Net increase (decrease) in net assets from capital share transactions	(1,275,804)	3,555,475	(1,938,029)	7,009,592

Net increase (decrease) in net assets	(216,227,152)	(7,746,570)	(395,948,391)	22,806,085
Net assets at the beginning of year	707,933,356	715,679,926	1,237,526,915	1,214,720,830

Net assets at the end of year	$491,706,204	$707,933,356	$841,578,524	$1,237,526,915

Undistributed (Over-distribution of) net investment income at the end of year	$—	$—	$(2,311)	$—

See accompanying notes to financial statements.

44

Statement of CHANGES in NET ASSETS (continued)

	Equity Premium		Equity Premium
	Advantage (JLA)		and Growth (JPG)
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07

Operations
Net investment income	$4,547,250	$5,736,038	$5,923,521	$11,136,925
Net realized gain (loss) from:
Investments and foreign currency	12,318,905	(10,102,981)	(1,308,979)	(5,678,097)
Call options written	67,110,542	1,293,676	37,807,215	8,652,428
Change in net unrealized appreciation (depreciation) of:
Investments	(201,403,897)	54,682,070	(118,850,499)	4,660,601
Call options written	(422,652)	1,454,582	(906,295)	3,137,058

Net increase (decrease) in net assets from operations	(117,849,852)	53,063,385	(77,335,037)	21,908,915

Distributions to Shareholders
From net investment income	(23,919,169)	(5,456,558)	(6,573,928)	(13,005,997)
From accumulated net realized gains	(17,979,679)	—	(17,961,421)	—
Tax return of capital	—	(41,746,860)	—	(13,774,719)

Decrease in net assets from distributions to shareholders	(41,898,848)	(47,203,418)	(24,535,349)	(26,780,716)

Capital Share Transactions
Offering costs adjustments	—	—	—	(11,071)
Shares repurchased	(1,278,064)	—	(1,386,261)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	4,357,324	—	614,101

Net increase (decrease) in net assets from capital share transactions	(1,278,064)	4,357,324	(1,386,261)	603,030

Net increase (decrease) in net assets	(161,026,764)	10,217,291	(103,256,647)	(4,268,771)
Net assets at the beginning of year	484,997,999	474,780,708	319,300,235	323,569,006

Net assets at the end of year	$323,971,235	$484,997,999	$216,043,588	$319,300,235

Undistributed (Over-distribution of) net investment income at the end of year	$(765)	$—	$(20)	$—

See accompanying notes to financial statements.

45

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Each Fund seeks to provide a high level of current income and gains by investing primarily in a diversified equity portfolio that seeks to substantially replicate price movements of either the Standard & Poor’s 500 Stock Index or a weighted average of the Standard & Poor’s 500 Stock Index and the NASDAQ-100 Index and is designed to support the Funds’ index option strategies. On November 21, 2007, the Funds announced their intention to begin gradually phasing-out the put option component of their investment strategy. The Funds completed the gradual phase-out during the first calendar quarter of 2008. The Funds will continue to follow their integrated stock-call option strategy, buying stocks and selling index call options in pursuit of attractive distributions and more stable returns than an all-equity portfolio.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund’s NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund’s Board of Trustees, or its designee, will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

46

examination by taxing authorities (i.e.,generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions
The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates, if any, are included in “Realized gain (loss) from investments and foreign currency” on the Statement of Operations.

Options Transactions
Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. Equity Premium Opportunity (JSN) has $5,186,393 in “Cash in other banks” on the Statement of Assets and liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for call options written.

47

Notes to FINANCIAL STATEMENTS (continued)

Market and Credit Risk
In the normal course of business each Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of a Fund’s exposure to credit and counterparty risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”) a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of a Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

48

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Investments	$509,561,370	$—	$—	$509,561,370
Call options written	(17,178,750)	(1,588,695)	—	(18,767,445)

Total	$492,382,620	$(1,588,695)	$—	$490,793,925

Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Investments	$864,751,637	$—	$—	$864,751,637
Call options written	(27,235,046)	(2,223,905)	—	(29,458,951)

Total	$837,516,591	$(2,223,905)	$—	$835,292,686

Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Investments	$333,700,021	$—	$—	$333,700,021
Call options written	(9,380,481)	(535,915)	—	(9,916,396)

Total	$324,319,540	$(535,915)	$—	$323,783,625

Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Investments	$222,410,681	$—	$—	$222,410,681
Call options written	(6,136,255)	(548,260)	—	(6,684,515)

Total	$216,274,426	$(548,260)	$—	$215,726,166

3.	Fund Shares
On July 30, 2008, the Funds’ Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of it’s outstanding shares.

Transactions in shares were as follows:

	Equity Premium		Equity Premium
	Income (JPZ)		Opportunity (JSN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Shares issued to shareholders due to reinvestment of distributions	—	191,170	—	381,737
Shares repurchased	(127,300)	—	(194,100)	—

	(127,300)	191,170	(194,100)	381,737

Weighted average price per share repurchased	$10.00	—	$9.96	—
Weighted average discount per share repurchased	20.21%	—	20.72%	—

	Equity Premium		Equity Premium
	Advantage (JLA)		and Growth (JPG)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Shares issued to shareholders due to reinvestment of distributions	—	236,789	—	31,102
Shares repurchased	(126,500)	—	(134,300)	—

	(126,500)	236,789	(134,300)	31,102

Weighted average price per share repurchased	$10.08	—	$10.30	—
Weighted average discount per share repurchased	20.81%	—	22.85%	—

49

Notes to FINANCIAL STATEMENTS (continued)

4.	Investment Transactions
Purchases and sales (excluding put options, call options written and short-term investments) during the fiscal year ended December 31, 2008, were as follows:

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Purchases	$112,584,536	$208,534,173	$82,812,556	$55,768,735
Sales	34,017,666	83,317,864	48,061,170	33,813,454

Transactions in call options written during the fiscal year ended December 31, 2008, were as follows:

	Equity Premium		Equity Premium
	Income (JPZ)		Opportunity (JSN)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Outstanding, beginning of year	4,652	$22,205,750	12,991	$41,558,293
Options written	38,077	134,644,429	106,055	241,142,029
Options terminated in closing purchase transactions	(22,498)	(74,377,397)	(60,948)	(137,146,289)
Options expired	(15,014)	(59,228,943)	(42,897)	(104,733,144)

Outstanding, end of year	5,217	$23,243,839	15,201	$40,820,889

	Equity Premium		Equity Premium
	Advantage (JLA)		and Growth (JPG)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Outstanding, beginning of year	5,908	$17,591,180	1,711	$8,134,443
Options written	49,145	95,715,897	13,601	48,036,407
Options terminated in closing purchase transactions	(27,932)	(55,579,950)	(8,094)	(26,890,310)
Options expired	(19,645)	(42,353,226)	(5,357)	(21,104,517)

Outstanding, end of year	7,476	$15,373,901	1,861	$8,176,023

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments (excluding call options written) was as follows:

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Cost of Investments	$615,289,359	$1,009,961,349	$385,974,640	$290,713,056

50

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2008, were as follows:

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Gross unrealized:
Appreciation	$43,714,351	$79,013,775	$24,890,509	$11,635,493
Depreciation	(149,442,340)	(224,223,487)	(77,165,128)	(79,937,868)

Net unrealized appreciation (depreciation) of investments	$(105,727,989)	$(145,209,712)	$(52,274,619)	$(68,302,375)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Funds’ tax year end, were as follows:

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
	(JPZ)	(JSN)	(JLA)	(JPG)
Undistributed net ordinary income *	$ —	$—	$ —	$—
Undistributed net long-term capital gains	9,162,194	—	—	3,431,689

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
2008	(JPZ)	(JSN)	(JLA)	(JPG)
Distributions from net ordinary income *	$15,175,060	$40,991,628	$23,919,169	$6,573,928
Distributions from net long-term capital gains **	43,974,543	64,641,062	17,979,679	17,961,421

	Equity	Equity	Equity	Equity
	Premium	Premium	Premium	Premium
	Income	Opportunity	Advantage	and Growth
2007	(JPZ)	(JSN)	(JLA)	(JPG)

Distributions from net ordinary income *	$20,649,838	23,107,788	5,456,558	13,005,997
Tax return of capital	45,224,870	94,982,869	41,746,860	13,774,719

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2008, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

51

Notes to FINANCIAL STATEMENTS (continued)

The following Funds elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Equity	Equity	Equity
	Premium	Premium	Premium
	Opportunity	Advantage	and Growth
	(JSN)	(JLA)	(JPG)
Post-October currency losses	$2,311	$765	$20

6.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Equity Premium Income (JPZ)
Equity Premium Opportunity (JSN)
Equity Premium Advantage (JLA)
Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Average Daily Managed Assets	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For Managed Assets over $2 billion	.5800

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

52

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with Gateway Investment Advisers, L.P. (“Gateway”), under which Gateway manages the investment portfolio of the Fund. Gateway is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Equity Premium Income’s (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
October 31,		October 31,
2004 *	.30%	2009	.30%
2005	.30	2010	.22
2006	.30	2011	.14
2007	.30	2012	.07
2008	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity’s (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

53

Notes to FINANCIAL STATEMENTS (continued)

For the first six years of Equity Premium Advantage’s (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
May 31,		May 31,
2005 *	.20%	2009	.20%
2006	.20	2010	.20
2007	.20	2011	.10
2008	.20

*	From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

7.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

54

Financial HIGHLIGHTS

55

Financial HIGHLIGHTS Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
	Beginning	Net	Realized/		Net		Tax				Ending	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Return of		Offering		Net Asset	Market
	Value	Income(a)	Gain (Loss)	Total	Income	Gains	Capital	Total	Costs		Value	Value
Equity Premium Income (JPZ)

Year Ended 12/31:
2008	$18.30	$.39	$(4.41)	$(4.02)	$(.39)	$(1.14)	$—	$(1.53)	$—		$12.75	$10.74
2007	18.59	.44	.98	1.42	(.54)	—	(1.17)	(1.71)	—		18.30	16.41
2006	18.48	.43	1.39	1.82	(.43)	—	(1.28)	(1.71)	—	*	18.59	19.22
2005	19.28	.42	.48	.90	(.40)	—	(1.30)	(1.70)	—	*	18.48	17.38
2004(b)	19.10	.12	.24	.36	(.15)	—	—*	(.15)	(.03)		19.28	20.25

Equity Premium Opportunity (JSN)

Year Ended 12/31:
2008	18.60	.30	(4.62)	(4.32)	(.62)	(.97)	—	(1.59)	—		12.69	$10.68
2007	18.36	.36	1.66	2.02	(.35)	—	(1.43)	(1.78)	—		18.60	16.34
2006	18.66	.32	1.16	1.48	(.32)	—	(1.46)	(1.78)	—	*	18.36	18.62
2005(c)	19.10	.30	.78	1.08	(.30)	(.15)	(1.05)	(1.50)	(.02)		18.66	17.39

Equity Premium Advantage (JLA)

Year Ended 12/31:
2008	18.57	.17	(4.66)	(4.49)	(.92)	(.69)	—	(1.61)	—		12.47	$10.34
2007	18.35	.22	1.82	2.04	(.21)	—	(1.61)	(1.82)	—		18.57	16.45
2006	18.84	.20	1.13	1.33	(.20)	—	(1.62)	(1.82)	—	*	18.35	19.20
2005(d)	19.10	.10	.60	.70	(.10)	(.13)	(.69)	(.92)	(.04)		18.84	17.56

Equity Premium and Growth (JPG)

Year Ended 12/31:
2008	19.31	.36	(5.01)	(4.65)	(.40)	(1.09)	—	(1.49)	—		13.17	$10.77
2007	19.60	.68	.65	1.33	(.79)	—	(.83)	(1.62)	—	*	19.31	17.13
2006	19.04	.46	1.72	2.18	(.49)	(.14)	(.99)	(1.62)	—		19.60	19.38
2005(e)	19.10	.04	(.06)	(.02)	—	—	—	—	(.04)		19.04	17.25

56

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Credit/Reimbursement				Ratios to Average Net Assets After Credit/Reimbursement***
	Based
Based	on
on	Net	Ending			Net				Net		Portfolio
Market	Asset	Net Assets			Investment				Investment		Turnover
Value**	Value**	(000)	Expenses		Income		Expenses		Income		Rate

(26.73)%	(23.27)%	$491,706	.97%		2.08%		.67%		2.39%		6%
(6.07)	7.80	707,933	.95		2.05		.65		2.35		7
21.30	10.22	715,680	.96		1.99		.66		2.30		23
(6.12)	4.88	708,049	.96		1.93		.65		2.25		29
1.96	1.68	723,894	1.07	****	3.49	****	.73	****	3.82	****	1

(26.64)%	(24.65)%	841,579	.96		1.52		.66		1.82		8
(3.03)	11.35	1,237,527	.94		1.62		.64		1.93		4
17.86	8.28	1,214,721	.95		1.41		.65		1.72		8
(5.90)	5.65	1,225,535	.95	****	1.40	****	.63	****	1.72	****	16

(29.22)%	(25.63)%	323,971	.99		.88		.79		1.08		12
(5.15)	11.50	484,998	.98		.99		.78		1.19		3
20.52	7.35	474,781	.99		.85		.78		1.06		26
(7.87)	3.43	482,979	1.01	****	.71	****	.78	****	.93	****	9

(30.09)%	(25.38)%	216,044	.96		2.13		.95		2.14		12
(3.55)	6.86	319,300	.95		3.40		.95		3.40		26
22.68	11.90	323,569	.96		2.34		.93		2.37		37
(13.75)	(.31)	314,202	1.11	****	2.08	****	1.11	****	2.08	****	—

*	Rounds to less than $.01 per share.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement, where applicable.
****	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period October 26, 2004 (commencement of operations) through December 31, 2004.
(c)	For the period January 26, 2005 (commencement of operations) through December 31, 2005.
(d)	For the period May 25, 2005 (commencement of operations) through December 31, 2005.
(e)	For the period November 22, 2005 (commencement of operations) through December 31, 2005.

See accompanying notes to financial statements.

57

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

58

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

59

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

60

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

61

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

62

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

63

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

64

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

65

66

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, JPZ, JSN, JLA and JPG repurchased 127,300, 194,100, 126,500 and 134,300 shares, respectively, of their common stock. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Equity Premium Income (JPZ), Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) hereby designate 100.00%, 54.62%, 28.86% and 100.00%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 61.76%, 31.25% and 100.00%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

67

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-D-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN EQUITY PREMIUM INCOME FUND
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund

December 31, 2008	$30,715	$0	$3,750	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$26,994	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2008	$3,750	$0	$0	$3,750
December 31, 2007	$0	$0	$0	$0
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Gateway Investment Advisers, LLC (formerly known as Gateway Investment Advisers, L.P.) (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.
Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services, an affiliate of RiskMetrics Group (“ISS”), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway’s policies and procedures now reflect ISS’s voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS’ voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.
The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client’s interests.
A client may obtain Gateway’s full proxy voting policy upon request. For clients for whom Gateway votes proxies, a voting record for an account’s respective votes can be obtained by calling or writing Gateway.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Gateway as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES
J. Patrick Rogers and Michael T. Buckius- J. Patrick Rogers, CFA, and Michael T. Buckius, CFA are responsible for investing the Managed Assets of the Nuveen Equity Premium Income and Nuveen Equity Premium and Growth Funds. Mr. Rogers is Gateway’s Chief Executive Officer. He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995. Mr. Rogers and Mr. Buckius also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund. Mr. Buckius is a Senior Vice President and Portfolio Manager at Gateway, having joined the firm as Vice President and Portfolio Manager in 1999, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
As of December 31, 2008, Mr. Rogers and Mr. Buckius were responsible for day-to-day management of 1 registered investment company account (excluding the Funds) having assets of approximately $4.7 billion. Mr. Rogers and Mr. Buckius were responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $50 million. Mr. Rogers was responsible for day-to-day management of 43 other accounts having assets of approximately $478 million in the aggregate, and Mr. Buckius was responsible for day-to-day management of 19 other accounts having assets of approximately $120 million in the aggregate. Neither Mr. Rogers nor Mr. Buckius managed any accounts having a performance based investment advisory fee.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Messrs. Rogers and Buckius are compensated for their services by Gateway. Their compensation consists of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.
Item 8 (a)(4). OWNERSHIP OF JPZ SECURITIES AS OF DECEMBER 31, 2008

Dollar range of equity securities beneficially
Name of Portfolio Manager	owned in Fund
J. Patrick Rogers	$0
Michael T. Buckius	$0
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
AUGUST 7-31, 2008	0		0	3,870,000
SEPTEMBER 1-30, 2008	0		0	3,870,000
OCTOBER 1-31, 2008	47,800	$10.67	47,800	3,822,200
NOVEMBER 1-30, 2008	55,200	$9.56	55,200	3,767,000
DECEMBER 1-31, 2008	24,300	$9.68	24,300	3,742,700
TOTAL	127,300

*	The registrant’s repurchase program, which authorized the repurchase of 3,870,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Equity Premium Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009